UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09439

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 5

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2014

Date of reporting period:	7/31/2014

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON CONSERVATIVE GROWTH FUND

ANNUAL REPORT • JULY 31, 2014

Fund Type

Large Cap Stock

Objective

Seeks long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

September 16, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Conservative Growth Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Conservative Growth Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Conservative Growth Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 7/31/14
	One Year	Five Years	Ten Years
Class A	17.78%	99.49%	115.82%
Class B	16.96	92.14	100.12
Class C	16.96	92.14	100.12
Russell 1000® Growth Index	18.69	121.61	129.44
S&P 500 Index	16.92	117.17	115.70
Lipper Large-Cap Growth Funds Avg.	18.20	106.16	117.73
Lipper Large-Cap Core Funds Avg.	15.60	103.85	107.47

Average Annual Total Returns (With Sales Charges) as of 6/30/14
	One Year	Five Years	Ten Years
Class A	20.24%	15.75%	6.75%
Class B	21.41	16.10	6.56
Class C	25.26	16.21	6.56
Russell 1000 Growth Index	26.92	19.24	8.20
S&P 500 Index	24.58	18.82	7.78
Lipper Large-Cap Growth Funds Avg.	26.61	17.40	7.51
Lipper Large-Cap Core Funds Avg.	23.54	17.32	7.32

Average Annual Total Returns (With Sales Charges) as of 7/31/14
	One Year	Five Years	Ten Years
Class A	11.30%	13.52%	7.39%
Class B	11.96	13.83	7.18
Class C	15.96	13.95	7.18

Average Annual Total Returns (Without Sales Charges) as of 7/31/14
	One Year	Five Years	Ten Years
Class A	17.78%	14.81%	8.00%
Class B	16.96	13.95	7.18
Class C	16.96	13.95	7.18

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Conservative Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Growth Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2004) and the account values at the end of the current fiscal year (July 31, 2014) as measured on a quarterly basis. The S&P 500 Index and the Russell 1000 Growth Index data are measured from the closest month-end to inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential Jennison Conservative Growth Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5/6) 0% (Yr.7)	1% on sales made within 12 months of purchase
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired by any new or existing Class B shareholders, except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how stock prices in the United States have performed.

Lipper Large-Cap Growth Funds Average

The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

Lipper Large-Cap Core Funds Average

The Lipper Large-Cap Core Funds Average (Lipper Average) are Funds that invest at least 75% of their equity assets in companies with market capitalizations above Lipper’s U.S. Diversified Equity (USDE) large-cap floor.

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Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 7/31/14
Apple, Inc., Technology Hardware, Storage & Peripherals	5.4%
Google, Inc. (Class A Stock), Internet Software & Services	3.8
Schlumberger Ltd., Energy Equipment & Services	3.6
Walt Disney Co. (The), Media	3.6
Priceline Group, Inc. (The), Internet & Catalog Retail	3.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/14
Biotechnology	7.3%
Pharmaceuticals	7.2
Internet Software & Services	7.0
IT Services	6.3
Oil, Gas, & Consumable Fuels	5.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Conservative Growth Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Conservative Growth Fund’s Class A shares rose 17.78% in the 12 months ended July 31, 2014, underperforming the 18.69% gain of the Russell 1000® Growth Index (the Growth Index) and the 18.20% gain of the Lipper Large-Cap Growth Funds Average. The Fund outperformed the style neutral S&P 500 Index, which advanced 16.92%.

In the Growth Index, every sector climbed. Advances exceeded 25% in the energy, information technology, and healthcare sectors. Gains in consumer staples and utilities were comparatively modest.

Every sector in the Fund gained ground, as well. Information technology, healthcare, consumer discretionary, industrials, and energy holdings contributed meaningfully to Fund return. In consumer discretionary and industrials, stock selection and underweight positions relative to the Growth Index benefited return. Stock selection was strong in information technology, while it detracted from relative return in energy, financials, and healthcare.

What was the market environment?

The market’s advance in the 12 months reflected sustained improvement in the economic outlook. Over the year, corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs. The Federal Reserve began incrementally tapering its quantitative-easing program in December, signaling confidence in the health of U.S. economic activity and labor market conditions. U.S. Gross Domestic Product (GDP) contracted in early 2014, largely because of severe winter weather, before quickly rebounding.

Conditions in Europe appeared to stabilize, but fallout from Ukraine-Russia tensions created new challenges. China’s expansion, which moderated as the country sought a better balance between internal and external growth, maintained levels sufficiently expansionary to give investors conviction that global gross domestic product remained solid.

Which holdings made the largest positive contributions to the Fund’s return?

Apple and Facebook were performers of note in the information technology sector.

•	See “Comments on Largest Holdings” below for discussion of Apple.

•

Facebook saw strong revenue and earnings with healthy user and engagement metrics. Jennison views the company as the world’s preeminent Internet-based social network and believes Facebook has a dominance that no rival can easily match. The company’s network effect creates formidable barriers to entry.

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•	Disney was a key contributor in consumer discretionary. See “Comments on Largest Holdings” below for discussion of Disney.

Which holdings detracted most from the Fund’s return?

Healthcare holdings Vertex Pharmaceuticals, UnitedHealth Group, and Quest Diagnostics detracted from Fund performance.

•

A combination of two of Vertex Pharmaceuticals’ drugs effectively treated cystic fibrosis (CF) in Phase 3 clinical trials, potentially clearing the way for approval of a new treatment option for nearly half the patients with the genetic disease. Vertex won approval for one of the drugs, Kalydeco, in 2012. Kalydeco works for about 4% of CF patients, those with an uncommon mutation. The combination of Kalydeco and the experimental drug, Lumacaftor, would be applicable to nearly 50% of CF patients, those with a much more common mutation.

•	One of the largest health benefit providers in the United States UnitedHealth Group was hurt by uncertainty in the face of changing healthcare laws.

•

TripAdvisor lost ground in the consumer discretionary sector. The global online travel media company’s revenue was solid, but higher-than-expected spending hurt earnings. Jennison believes the company is well positioned to benefit from the accelerating travel booking migration to online venues.

Were there significant changes to the portfolio?

The Fund’s weights in healthcare and consumer discretionary increased while its weights in industrials, consumer staples, and financials decreased. Relative to the Growth Index, the Fund was overweight financials, healthcare, and energy, and underweight information technology, industrials, and consumer staples.

Significant new positions were established in Merck and Facebook. Positions in other securities, such as United Technologies and Union Pacific, were eliminated.

Prudential Jennison Conservative Growth Fund	7

Comments on Largest Holdings

5.4%	Apple, Inc., Technology Hardware, Storage, & Peripherals

Apple designs, manufactures, and markets personal computers (Mac mini, iMac, MacBook, Mac Pro, and MacBook Pro), mobile communication devices (iPhone, iPad), and portable digital music and video players (iPod). It sells various related software, services, peripherals, and networking applications, as well. Apple’s revenue and earnings strength reflects expanding global acceptance of its platform, especially in China, where iPhone sales have surged after becoming available through China’s largest phone service provider. Jennison expects that upcoming product cycles will sustain attractive revenue growth.

3.8%	Google, Inc. (Class A Stock), Internet Software & Services

Jennison believes Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to generate revenue from search traffic at a meaningfully higher rate than its competitors. Jennison believes the company is executing well and likes its continued solid competitive position, strong advertising revenue, and YouTube income-generating opportunities.

3.6%	Schlumberger Ltd., Energy Equipment & Services

Jennison believes Schlumberger, the world’s largest oil services company, stands to benefit from increased industry activity, especially deepwater drilling and hydraulic fracturing, that favors its technologies and services, which Jennison views as best-in-class.

3.6%	Walt Disney Co. (The), Media

Walt Disney is the world’s largest media conglomerate with businesses in movies, television, publishing, and theme parks. Its TV holdings include the ABC television network and broadcast stations, as well as a portfolio of cable networks including ABC Family, the Disney Channel, and ESPN. Walt Disney Studios produces films through imprints Walt Disney Pictures, Touchstone, and Pixar, while Marvel Entertainment is a top comic book publisher and film producer. In addition, Walt Disney Parks and Resorts operates the company’s popular theme parks including Walt Disney World and Disneyland. Jennison considers the Disney portfolio one of the media sector’s most balanced and best positioned for growth.

3.2%	Priceline Group, Inc. (The), Internet & Catalog Retail

Online travel company Priceline Group allows customers to name their own price for airline tickets, hotel rooms, rental cars, cruises, and vacation packages for destinations in more than 90 countries. The highly fragmented hotel market represents most of the company’s unit sales. Jennison expects Priceline to continue to benefit from the long-term shift to online travel spending, especially in Europe and Asia, where lower market penetration offers greater early-stage growth opportunities.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2014, at the beginning of the period, and held through the six-month period ended July 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Jennison Conservative Growth Fund	9

Fees and Expenses (continued)

Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Conservative Growth Fund		Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,082.50	1.21%	$6.25
	Hypothetical	$1,000.00	$1,018.79	1.21%	$6.06

Class B	Actual	$1,000.00	$1,078.10	1.96%	$10.10
	Hypothetical	$1,000.00	$1,015.08	1.96%	$9.79

Class C	Actual	$1,000.00	$1,078.10	1.96%	$10.10
	Hypothetical	$1,000.00	$1,015.08	1.96%	$9.79

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2014, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios for the period ended July 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.31%	1.26%
B	2.01	2.01
C	2.01	2.01

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Jennison Conservative Growth Fund	11

Portfolio of Investments

as of July 31, 2014

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 99.4%

COMMON STOCKS

Aerospace & Defense 3.7%
62,769	Boeing Co. (The)	$7,562,409
5,668	Precision Castparts Corp.	1,296,838

		8,859,247

Airlines 0.7%
45,223	Delta Air Lines, Inc.	1,694,054

Banks 4.5%
145,211	Bank of America Corp.	2,214,468
41,637	Citigroup, Inc.	2,036,466
51,906	JPMorgan Chase & Co.	2,993,419
65,824	Wells Fargo & Co.	3,350,441

		10,594,794

Biotechnology 7.3%
33,372	Alexion Pharmaceuticals, Inc.*	5,305,814
30,046	Amgen, Inc.	3,827,560
17,413	Biogen Idec, Inc.*	5,822,733
6,809	Celgene Corp.*	593,404
20,014	Gilead Sciences, Inc.*	1,832,282

		17,381,793

Capital Markets 2.5%
184,190	Morgan Stanley	5,956,705

Chemicals 1.9%
40,783	Monsanto Co.	4,612,149

Communications Equipment 1.5%
147,544	Juniper Networks, Inc.*	3,473,186

Consumer Finance 0.4%
97,424	SLM Corp.	863,177

Diversified Financial Services 1.3%
24,810	Berkshire Hathaway, Inc. (Class B Stock)*	3,111,918

Diversified Telecommunication Services 1.4%
84,862	CenturyLink, Inc.	3,329,985

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	13

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities 0.3%
22,770	ITC Holdings Corp.	$821,997

Energy Equipment & Services 4.8%
79,254	Schlumberger Ltd.	8,590,341
76,201	Seadrill Ltd. (Norway)	2,763,048

		11,353,389

Food & Staples Retailing 1.8%
5,220	Costco Wholesale Corp.	613,559
48,018	Wal-Mart Stores, Inc.	3,533,164

		4,146,723

Food Products 3.0%
80,598	Archer-Daniels-Midland Co.	3,739,747
54,886	Kellogg Co.	3,283,830

		7,023,577

Health Care Equipment & Supplies 1.2%
14,633	Abbott Laboratories	616,342
182,693	Boston Scientific Corp.*	2,334,816

		2,951,158

Health Care Providers & Services 1.4%
44,051	Aetna, Inc.	3,415,274

Hotels, Restaurants & Leisure 0.3%
7,714	Starbucks Corp.	599,224

Household Products 2.7%
33,283	Clorox Co. (The)(a)	2,891,294
45,596	Procter & Gamble Co. (The)	3,525,483

		6,416,777

Independent Power & Renewable Electricity Producers 1.1%
120,278	Calpine Corp.*	2,650,927

Insurance 4.5%
60,651	American Financial Group, Inc.	3,395,850
69,436	Marsh & McLennan Cos., Inc.	3,525,266
45,298	Reinsurance Group of America, Inc.	3,635,617

		10,556,733

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Internet & Catalog Retail 5.6%
16,333	Amazon.com, Inc.*	$5,112,066
1,273	Netflix, Inc.*(a)	538,122
6,122	Priceline Group, Inc. (The)*	7,606,279

		13,256,467

Internet Software & Services 7.0%
70,773	Facebook, Inc. (Class A Stock)*	5,141,659
15,428	Google, Inc. (Class A Stock)*	8,941,297
4,253	Google, Inc. (Class C Stock)*	2,431,015

		16,513,971

IT Services 6.3%
56,499	Computer Sciences Corp.	3,524,973
62,510	MasterCard, Inc. (Class A Stock)	4,635,116
32,556	Visa, Inc. (Class A Stock)(a)	6,869,642

		15,029,731

Life Sciences Tools & Services 0.9%
13,158	Illumina, Inc.*	2,104,096

Machinery 1.4%
40,129	Deere & Co.	3,415,379

Media 3.6%
99,810	Walt Disney Co. (The)	8,571,683

Multi-Utilities 1.5%
50,798	Dominion Resources, Inc.	3,435,977

Multiline Retail 1.5%
67,999	Kohl’s Corp.	3,640,666

Oil, Gas & Consumable Fuels 5.7%
26,214	Chevron Corp.	3,387,897
4,222	Concho Resources, Inc.*	594,458
58,963	Exxon Mobil Corp.	5,833,799
71,837	Valero Energy Corp.	3,649,320

		13,465,474

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	15

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals 7.2%
59,313	AbbVie, Inc.	$3,104,442
34,144	Johnson & Johnson	3,417,473
117,483	Merck & Co., Inc.	6,665,986
85,443	Novo Nordisk A/S (Denmark), ADR	3,934,650

		17,122,551

Real Estate Investment Trusts (REITs) 0.5%
16,648	Health Care REIT, Inc.	1,059,312

Semiconductors & Semiconductor Equipment 0.3%
18,139	ARM Holdings PLC (United Kingdom), ADR(a)	775,624

Software 0.3%
13,382	salesforce.com, inc.*(a)	725,973

Specialty Retail 3.1%
159,372	Inditex SA (Spain), ADR	2,330,019
93,712	TJX Cos., Inc. (The)	4,993,912

		7,323,931

Technology Hardware, Storage & Peripherals 5.4%
134,253	Apple, Inc.	12,830,559

Textiles, Apparel & Luxury Goods 2.8%
43,283	Luxottica Group SpA (Italy), ADR	2,376,237
54,364	NIKE, Inc. (Class B Stock)	4,193,095

		6,569,332

	TOTAL LONG-TERM INVESTMENTS (cost $196,151,507)	235,653,513

SHORT-TERM INVESTMENT 5.3%

AFFILIATED MONEY MARKET MUTUAL FUND
12,490,095	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $12,490,095; includes $10,878,297 of cash collateral for securities on loan) (Note 3)(b)(c)	12,490,095

	TOTAL INVESTMENTS 104.7% (cost $208,641,602; Note 5)	248,143,608
	Liabilities in excess of other assets (4.7%)	(11,217,247)

	NET ASSETS 100.0%	$236,926,361

See Notes to Financial Statements.

16

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $10,471,268; cash collateral of $10,878,297 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$8,859,247	$—	$—
Airlines	1,694,054	—	—
Banks	10,594,794	—	—
Biotechnology	17,381,793	—	—
Capital Markets	5,956,705	—	—
Chemicals	4,612,149	—	—
Communications Equipment	3,473,186	—	—
Consumer Finance	863,177	—	—
Diversified Financial Services	3,111,918	—	—
Diversified Telecommunication Services	3,329,985	—	—
Electric Utilities	821,997	—	—
Energy Equipment & Services	11,353,389	—	—
Food & Staples Retailing	4,146,723	—	—

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	17

Portfolio of Investments

as of July 31, 2014 continued

	Level 1	Level 2	Level 3
Common Stocks (continued):
Food Products	$7,023,577	$—	$—
Health Care Equipment & Supplies	2,951,158	—	—
Health Care Providers & Services	3,415,274	—	—
Hotels, Restaurants & Leisure	599,224	—	—
Household Products	6,416,777	—	—
Independent Power & Renewable Electricity Producers	2,650,927	—	—
Insurance	10,556,733	—	—
Internet & Catalog Retail	13,256,467	—	—
Internet Software & Services	16,513,971	—	—
IT Services	15,029,731	—	—
Life Sciences Tools & Services	2,104,096	—	—
Machinery	3,415,379	—	—
Media	8,571,683	—	—
Multi-Utilities	3,435,977	—	—
Multiline Retail	3,640,666	—	—
Oil, Gas & Consumable Fuels	13,465,474	—	—
Pharmaceuticals	17,122,551	—	—
Real Estate Investment Trusts (REITs)	1,059,312	—	—
Semiconductors & Semiconductor Equipment	775,624	—	—
Software	725,973	—	—
Specialty Retail	7,323,931	—	—
Technology Hardware, Storage & Peripherals	12,830,559	—	—
Textiles, Apparel & Luxury Goods	6,569,332	—	—
Affiliated Money Market Mutual Fund	12,490,095	—	—

Total	$248,143,608	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2014 was as follows (Unaudited):

Biotechnology	7.3%
Pharmaceuticals	7.2
Internet Software & Services	7.0
IT Services	6.3
Oil, Gas & Consumable Fuels	5.7
Internet & Catalog Retail	5.6
Technology Hardware, Storage & Peripherals	5.4
Affiliated Money Market Mutual Fund (including 4.6% of collateral for securities on loan)	5.3
Energy Equipment & Services	4.8
Banks	4.5
Insurance	4.5
Aerospace & Defense	3.7
Media	3.6%
Specialty Retail	3.1
Food Products	3.0
Textiles, Apparel & Luxury Goods	2.8
Household Products	2.7
Capital Markets	2.5
Chemicals	1.9
Food & Staples Retailing	1.8
Communications Equipment	1.5
Multi-Utilities	1.5
Multiline Retail	1.5
Diversified Telecommunication Services	1.4
Health Care Providers & Services	1.4

See Notes to Financial Statements.

18

Industry (cont’d.)
Machinery	1.4%
Diversified Financial Services	1.3
Health Care Equipment & Supplies	1.2
Independent Power & Renewable Electricity Producers	1.1
Life Sciences Tools & Services	0.9
Airlines	0.7
Real Estate Investment Trusts (REITs)	0.5
Consumer Finance	0.4%
Electric Utilities	0.3
Hotels, Restaurants & Leisure	0.3
Semiconductors & Semiconductor Equipment	0.3
Software	0.3

104.7
Liabilities in excess of other assets	(4.7)

100.0%

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	19

Statement of Assets & Liabilities

as of July 31, 2014

Assets
Investments at value, including securities on loan of $10,471,268:
Unaffiliated Investments (cost $196,151,507)	$235,653,513
Affiliated Investments (cost $12,490,095)	12,490,095
Dividends and interest receivable	159,195
Receivable for Fund shares sold	46,933
Tax reclaim receivable	17,025
Prepaid expenses	7,777

Total assets	248,374,538

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	10,878,297
Accrued expenses	183,075
Management fee payable	144,145
Payable for Fund shares reacquired	114,311
Distribution fee payable	91,177
Affiliated transfer agent fee payable	36,143
Deferred trustees’ fees	1,004
Payable to custodian	25

Total liabilities	11,448,177

Net Assets	$236,926,361

Net assets were comprised of:
Shares of beneficial interest, at par	$20,707
Paid-in capital in excess of par	178,803,053

178,823,760
Undistributed net investment income	353,426
Accumulated net realized gain on investment transactions	18,247,169
Net unrealized appreciation on investments	39,502,006

Net assets, July 31, 2014	$236,926,361

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($175,928,688 ÷ 14,893,963 shares of beneficial interest issued and outstanding)	$11.81
Maximum sales charge (5.50% of offering price)	0.69

Maximum offering price to public	$12.50

Class B
Net asset value, offering price and redemption price per share ($5,137,908 ÷ 489,703 shares of beneficial interest issued and outstanding)	$10.49

Class C
Net asset value, offering price and redemption price per share ($55,859,765 ÷ 5,323,599 shares of beneficial interest issued and outstanding)	$10.49

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	21

Statement of Operations

Year Ended July 31, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $23,358)	$3,727,465
Affiliated income from securities loaned, net	8,584
Affiliated dividend income	3,157

Total income	3,739,206

Expenses
Management fee	1,613,829
Distribution fee—Class A	508,616
Distribution fee—Class B	54,567
Distribution fee—Class C	552,207
Distribution fee—Class X	3,306
Transfer agent’s fees and expenses (including affiliated expense of $154,300)	497,000
Custodian’s fees and expenses	70,000
Registration fees	45,000
Shareholders’ reports	32,000
Audit fee	23,000
Legal fees and expenses	21,000
Trustees’ fees	18,000
Insurance expenses	3,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	8,353

Total expenses	3,451,878
Less: Distribution fee waiver—Class A	(84,769)

Net expenses	3,367,109

Net investment income	372,097

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	44,021,889
Net change in unrealized appreciation (depreciation) on investments	(7,342,311)

Net gain on investment transactions	36,679,578

Net Increase In Net Assets Resulting From Operations	$37,051,675

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended July 31,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$372,097	$669,622
Net realized gain on investment transactions	44,021,889	24,868,060
Net change in unrealized appreciation (depreciation) on investments	(7,342,311)	19,618,281

Net increase in net assets resulting from operations	37,051,675	45,155,963

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(354,917)	(682,808)

Distributions from net realized gains
Class A	(6,666,448)	—
Class B	(248,876)	—
Class C	(2,438,100)	—
Class X	(21,149)	—

	(9,374,573)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	10,564,986	10,350,999
Net asset value of shares issued in reinvestment of dividends and distributions	9,515,343	663,901
Cost of shares reacquired	(27,315,402)	(29,872,852)

Net decrease in net assets from Fund share transactions	(7,235,073)	(18,857,952)

Total increase	20,087,112	25,615,203

Net Assets:
Beginning of year	216,839,249	191,224,046

End of year(a)	$236,926,361	$216,839,249

(a) Includes undistributed net investment income of:	$353,426	$348,896

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 5 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”), which was established as a Delaware business trust on July 8, 1999. The Trust consists of two separate funds: Prudential Jennison Conservative Growth Fund and Prudential Small-Cap Value Fund. These financial statements relate to Prudential Jennison Conservative Growth Fund (the “Fund”). The financial statements of the other fund are not presented herein.

The Fund’s investment objective is long-term capital appreciation.

1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Fund consistently follow such policies in the preparation of its financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of

24

trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, credit ratings, yield spreads, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Jennison Conservative Growth Fund	25

Notes to Financial Statements

continued

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and

26

forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other a determinable amount, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions are disclosed by the REITs.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities

Prudential Jennison Conservative Growth Fund	27

Notes to Financial Statements

continued

identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends and interest and foreign capital gains tax are recorded net of reclaimable amounts, at the time the related income is earned.

28

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .70% of the Fund’s average daily net assets on the first $500 million, .65% of the average daily net assets on the next $500 million and .60% of the average daily net assets in excess of $1 billion. The effective management fee rate was .70% for the year ended July 31, 2014.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, and Class C shares of the Fund. In addition, the Fund has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, serves as co-distributor of the Class X shares of the Fund. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, and Class X shares, pursuant to plans of distribution (the “Class A, B, C, and X Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, and X Plans, the Fund compensates PIMS and PAD, as applicable, for distribution related activities at an annual rate of up to .30%, 1%, 1% and 1% of the average daily net assets of the Class A, B, C and X shares, respectively.

PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through November 30, 2015.

PIMS has advised the Fund that it received $113,367 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2014. From these

Prudential Jennison Conservative Growth Fund	29

Notes to Financial Statements

continued

fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended July 31, 2014 that it received $9, $6,238 and $1,879 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, PAD and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended July 31, 2014, PIM has been compensated approximately $2,600 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

4. Portfolio Securities

Purchases and sales of securities, other than short-term investments and U.S. Government Securities, for the year ended July 31, 2014, were $534,315,708 and $548,609,888, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting

30

principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended July 31, 2014, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment transactions by $12,650 due to book to tax differences. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the year ended July 31, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $354,917 from ordinary income and $9,374,573 from long term capital gains. For the year ended July 31, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $682,808 from ordinary income.

As of July 31, 2014, the accumulated undistributed earnings on a tax basis were $6,152,103 of ordinary income and $13,350,723 of long term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$209,542,829	$42,602,811	$(4,002,032)	$38,600,779

The book basis differs from tax basis primarily due to deferred losses on wash sales.

The Fund utilized approximately $15,260,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2014.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Jennison Conservative Growth Fund	31

Notes to Financial Statements

continued

6. Capital

The Fund offers Class A, Class B, Class C and Class X shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%.

The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on sales of shares purchased during the first 12 months. Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class X shares will automatically convert to Class A shares on a quarterly basis approximately ten years after purchase. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

32

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2014:
Shares sold	688,947	$7,710,148
Shares issued in reinvestment of dividends and distributions	631,068	6,884,952
Shares reacquired	(1,891,022)	(21,160,174)

Net increase (decrease) in shares outstanding before conversion	(571,007)	(6,565,074)
Shares issued upon conversion from Class B, C and X	288,550	3,295,954

Net increase (decrease) in shares outstanding	(282,457)	$(3,269,120)

Year ended July 31, 2013:
Shares sold	852,341	$8,074,288
Shares issued in reinvestment of dividends and distributions	78,106	663,901
Shares reacquired	(2,439,605)	(22,447,274)

Net increase (decrease) in shares outstanding before conversion	(1,509,158)	(13,709,085)
Shares issued upon conversion from Class B, L and X	3,006,734	26,112,426

Net increase (decrease) in shares outstanding	1,497,576	$12,403,341

Class B
Year ended July 31, 2014:
Shares sold	81,731	$804,605
Shares issued in reinvestment of dividends and distributions	25,328	246,697
Shares reacquired	(58,055)	(585,992)

Net increase (decrease) in shares outstanding before conversion	49,004	465,310
Shares reacquired upon conversion into Class A	(118,249)	(1,184,760)

Net increase (decrease) in shares outstanding	(69,245)	$(719,450)

Year ended July 31, 2013:
Shares sold	108,585	$907,825
Shares reacquired	(87,121)	(716,152)

Net increase (decrease) in shares outstanding before conversion	21,464	191,673
Shares reacquired upon conversion into Class A	(151,902)	(1,277,864)

Net increase (decrease) in shares outstanding	(130,438)	$(1,086,191)

Class C
Year ended July 31, 2014:
Shares sold	207,404	$2,050,233
Shares issued in reinvestment of dividends and distributions	242,572	2,362,650
Shares reacquired	(556,710)	(5,529,647)

Net increase (decrease) in shares outstanding before conversion	(106,734)	(1,116,764)
Shares reacquired upon conversion into Class A	(111,825)	(1,188,871)

Net increase (decrease) in shares outstanding	(218,559)	$(2,305,635)

Year ended July 31, 2013:
Shares sold	158,389	$1,311,357
Shares reacquired	(754,925)	(6,213,048)

Net increase (decrease) in shares outstanding	(596,536)	$(4,901,691)

Prudential Jennison Conservative Growth Fund	33

Notes to Financial Statements

continued

Class L	Shares	Amount
Period ended August 24, 2012*
Shares reacquired	(35,967)	$(302,884)

Net increase (decrease) in shares outstanding before conversion	(35,967)	(302,884)
Shares reacquired upon conversion into Class A	(2,765,139)	(23,524,422)

Net increase (decrease) in shares outstanding	(2,801,106)	$(23,827,306)

Class X
Period ended April 11, 2014**:
Shares issued in reinvestment of dividends and distributions	2,163	21,044
Shares reacquired	(4,050)	(39,589)

Net increase (decrease) in shares outstanding before conversion	(1,887)	(18,545)
Shares reacquired upon conversion into Class A	(93,804)	(922,323)

Net increase (decrease) in shares outstanding	(95,691)	$(940,868)

Year ended July 31, 2013:
Shares sold	7,279	$57,529
Shares reacquired	(23,721)	(193,494)

Net increase (decrease) in shares outstanding before conversion	(16,442)	(135,965)
Shares reacquired upon conversion into Class A	(157,083)	(1,310,140)

Net increase (decrease) in shares outstanding	(173,525)	$(1,446,105)

*	As of August 24, 2012 the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.
**	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of .08% of the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended July 31, 2014.

34

Financial Highlights

Class A Shares
	Year Ended July 31,
	2014	2013	2012		2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$10.46	$8.38	$8.02		$6.71	$6.21
Income (loss) from investment operations:
Net investment income (loss)	.04	.05	.04		.02	(.01)
Net realized and unrealized gain (loss) on investments	1.78	2.07	.32		1.29	.48
Total from investment operations	1.82	2.12	.36		1.31	.47
Less Dividends and Distributions:
Dividends from net investment income	(.02)	(.04)	-	(d)	-	-
Distributions from net realized gains	(.45)	-	-		-	-
Total dividends and distributions	(.47)	-	-		-	-
Capital Contributions(e):	-	-	-		-	.03
Net asset value, end of year	$11.81	$10.46	$8.38		$8.02	$6.71
Total Return(b):	17.78%	25.45%	4.54%		19.52%	8.05%

Ratios/Supplemental Data:
Net assets, end of year (000)	$175,928	$158,694	$114,610		$119,583	$108,221
Average net assets (000)	$169,539	$143,264	$112,806		$117,113	$111,614
Ratios to average net assets(c):
Expenses after waiver and/or expense reimbursement	1.26%	1.35%	1.45%		1.38%	1.40%
Expenses before waiver and/or expense reimbursement	1.31%	1.40%	1.50%		1.43%	1.45%
Net investment income (loss)	.36%	.54%	.47%		.33%	(.21)%
Portfolio turnover rate	234%	148%	208%		266%	135%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended July 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	35

Financial Highlights

continued

Class B Shares
	Year Ended July 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$9.38	$7.53	$7.26	$6.12	$5.71
Income (loss) from investment operations:
Net investment loss	(.04)	(.02)	(.02)	(.03)	(.06)
Net realized and unrealized gain (loss) on investments	1.60	1.87	.29	1.17	.44
Total from investment operations	1.56	1.85	.27	1.14	.38
Less Distributions:
Distributions from net realized gains	(.45)	-	-	-	-
Capital Contributions(d):	-	-	-	-	.03
Net asset value, end of year	$10.49	$9.38	$7.53	$7.26	$6.12
Total Return(b):	16.96%	24.57%	3.72%	18.63%	7.18%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,138	$5,244	$5,193	$6,853	$7,823
Average net assets (000)	$5,457	$5,169	$5,815	$7,889	$8,532
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.01%	2.11%	2.20%	2.13%	2.15%
Expenses before waivers and/or expense reimbursement	2.01%	2.11%	2.20%	2.13%	2.15%
Net investment loss	(.38)%	(.19)%	(.28)%	(.42)%	(.96)%
Portfolio turnover rate	234%	148%	208%	266%	135%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended July 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

36

Class C Shares
	Year Ended July 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$9.38	$7.53	$7.26	$6.12	$5.71
Income (loss) from investment operations:
Net investment loss	(.04)	(.02)	(.02)	(.03)	(.06)
Net realized and unrealized gain (loss) on investments	1.60	1.87	.29	1.17	.44
Total from investment operations	1.56	1.85	.27	1.14	.38
Less Distributions:
Distributions from net realized gains	(.45)	-	-	-	-
Capital Contributions(d):	-	-	-	-	.03
Net asset value, end of year	$10.49	$9.38	$7.53	$7.26	$6.12
Total Return(b):	16.96%	24.57%	3.72%	18.63%	7.18%

Ratios/Supplemental Data:
Net assets, end of year (000)	$55,860	$52,005	$46,232	$55,417	$54,628
Average net assets (000)	$55,220	$48,375	$49,057	$56,582	$60,302
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.01%	2.10%	2.20%	2.13%	2.15%
Expenses before waivers and/or expense reimbursement	2.01%	2.10%	2.20%	2.13%	2.15%
Net investment loss	(.39)%	(.21)%	(.28)%	(.42)%	(.97)%
Portfolio turnover rate	234%	148%	208%	266%	135%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended July 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	37

Financial Highlights

continued

Class L Shares
	Period Ended August 24,		Year Ended July 31,
	2012(d)		2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$8.27		$7.93	$6.65	$6.18	$7.09
Income (loss) from investment operations:
Net investment income (loss)	-	(e)	.02	.01	(.03)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.24		.32	1.27	.47	(.89)
Total from investment operations	.24		.34	1.28	.44	(.91)
Less Distributions:
Distributions from net realized gains	-		-	-	-	-
Capital Contributions(h):	-		-	-	.03	-
Net asset value, end of period	$8.51		$8.27	$7.93	$6.65	$6.18
Total Return(b):	2.90%		4.29%	19.25%	7.61%	(12.83)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$23,532		$23,162	$26,048	$26,461	$29,533
Average net assets (000)	$23,425		$23,450	$27,206	$29,672	$29,817
Ratios to average net assets(c):
Expenses	1.71%	(f)	1.70%	1.63%	1.65%	1.61%
Net investment income (loss)	.29%	(f)	.22%	.08%	(.47)%	(.32)%
Portfolio turnover rate	148%	(g)(i)	208%	266%	135%	56%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) As of August 24, 2012, the last conversion of Class L to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.

(e) Less than $.005 per share.

(f) Annualized.

(g) Calculated as of July 31, 2013.

(h) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended July 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(i) Not annualized.

See Notes to Financial Statements.

38

Class X Shares
	Period Ended April 11,		Year Ended July 31,
	2014(g)		2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$9.37		$7.53	$7.25	$6.12	$5.71	$6.59
Income (loss) from investment operations:
Net investment loss	(.02)		(.01)	(.02)	(.03)	(.06)	(.04)
Net realized and unrealized gain (loss) on investments	.87		1.85	.30	1.16	.44	(.84)
Total from investment operations	.85		1.84	.28	1.13	.38	(.88)
Less Distributions:
Distributions from net realized gains	(.45)		-	-	-	-	-
Capital Contributions(f):	-		-	-	-	.03	-
Net asset value, end of period	$9.77		$9.37	$7.53	$7.25	$6.12	$5.71
Total Return(b):	9.06%		24.44%	3.86%	18.46%	7.18%	(13.35)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$28		$897	$2,027	$4,081	$6,395	$12,233
Average net assets (000)	$472		$1,466	$2,858	$5,333	$9,655	$14,957
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.06%	(d)	2.14%	2.20%	2.13%	2.15%	2.11%
Expenses before waivers and/or expense reimbursement	2.06%	(d)	2.14%	2.20%	2.13%	2.15%	2.11%
Net investment loss	(.29)%	(d)	(.14)%	(.28)%	(.41)%	(.99)%	(.84)%
Portfolio turnover rate	234%	(e)(h)	148%	208%	266%	135%	56%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Annualized.

(e) Not annualized.

(f) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended July 31, 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(g) As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

(h) Calculated as of July 31, 2014.

See Notes to Financial Statements.

Prudential Jennison Conservative Growth Fund	39

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 5 - Prudential Jennison Conservative Growth Fund:

We have audited the accompanying statement of assets and liabilities of the Prudential Jennison Conservative Growth Fund, a series of Prudential Investment Portfolios 5 (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 17, 2014

40

Tax Information

(Unaudited)

We are advising you that during the fiscal year ended July 31, 2014, the Fund reported the maximum amount allowed per share but not less than $0.45 per share for Class A, B, C and X shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended July 31, 2014, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD

Prudential Jennison Conservative Growth Fund	100.00%	97.38%

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2014.

Prudential Jennison Conservative Growth Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Ellen S. Alberding (56) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (62) Board Member Portfolios Overseen: 67	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).

Linda W. Bynoe (62) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Conservative Growth Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Keith F. Hartstein (57) Board Member Portfolios Overseen: 67	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 67	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Douglas H. McCorkindale(75) Board Member Portfolios Overseen: 67	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (72) Board Member Portfolios Overseen: 67	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

James E. Quinn (62) Board Member Portfolios Overseen: 67	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

    Visit our website at www.prudentialfunds.com

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Robin B. Smith (74) Board Member Portfolios Overseen: 67	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 67	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Stuart S. Parker (51) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.

Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison Conservative Growth Fund

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1999; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.	Since 2014

Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

    Visit our website at www.prudentialfunds.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012

Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011

M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006

Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Prudential Jennison Conservative Growth Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014

Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

¡	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
¡	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
¡

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

¡

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

¡

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Jennison Conservative Growth Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison Conservative Growth Fund is a series of Prudential Investment Portfolios 5.

Prudential Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of Jennison as well as PI’s recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI for the year ended December 31, 2013 exceeded the management fees received by PI, resulting in an operating loss to PI. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale,

Prudential Jennison Conservative Growth Fund

Approval of Advisory Agreements (continued)

stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe)2 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed

[2]

The Fund was compared to the Lipper Large-Cap Growth Funds Performance Universe, although Lipper classifies the Fund in the Large-Cap Core Funds Performance Universe. The Lipper Large-Cap Growth Funds Performance Universe was utilized because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

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the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one, three- and ten-year periods, though it slightly underperformed over the five-year period.
•	The Board noted the information provided by PI indicating that the Fund’s performance continued to improve, ranking in the first quartile of its Peer Universe for the first quarter of 2014.
•	The Board concluded that, in light of the Fund’s competitive performance over most periods, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Conservative Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates, LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Conservative Growth Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON CONSERVATIVE GROWTH FUND

SHARE CLASS	A	B	C
NASDAQ	TBDAX	TBDBX	TBDCX
CUSIP	74440V104	74440V203	74440V302

MF503E    0266850-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL SMALL CAP VALUE FUND

ANNUAL REPORT • JULY 31, 2014

Fund Type

Small Cap Stock

Objective

Seeks above-average capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), a Prudential Financial company. Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisers and Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

September 16, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Small Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Small Cap Value Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Small Cap Value Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	10.78%	114.51%	118.99%	—
Class B	10.01	107.24	103.91	—
Class C	10.02	107.13	103.80	—
Class R	10.57	N/A	N/A	42.84% (4/8/11)
Class Z	11.08	N/A	N/A	44.42 (4/8/11)
Russell 2000® Value Index	8.18	108.48	117.31	—
Russell 2000® Index	8.56	115.11	132.02	—
Lipper Small-Cap Value Funds Avg.	10.18	115.84	130.11	—

Average Annual Total Returns (With Sales Charges) as of 6/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	18.03%	18.75%	7.72%	—
Class B	18.99	19.15	7.56	—
Class C	23.01	19.24	7.55	—
Class R	24.62	N/A	N/A	13.45% (4/8/11)
Class Z	25.24	N/A	N/A	13.84 (4/8/11)
Russell 2000 Value Index	22.54	19.88	8.24	—
Russell 2000 Index	23.64	20.21	8.70	—
Lipper Small-Cap Value Funds Avg.	23.67	20.28	8.71	—

Average Annual Total Returns (With Sales Charges) as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	4.69%	15.18%	7.54%	—
Class B	5.01	15.58	7.38	—
Class C	9.02	15.68	7.38	—
Class R	10.57	N/A	N/A	11.35% (4/8/11)
Class Z	11.08	N/A	N/A	11.72 (4/8/11)

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Average Annual Total Returns (Without Sales Charges) as of 7/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	10.78%	16.49%	8.15%	—
Class B	10.01	15.69	7.38	—
Class C	10.02	15.68	7.38	—
Class R	10.57	N/A	N/A	11.35% (4/8/11)
Class Z	11.08	N/A	N/A	11.72 (4/8/11)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Small Cap Value Fund (Class A shares) with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2004) and the account values at the end of the current fiscal year (July 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Small Cap Value Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired by any new or existing Class B shareholders, except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Russell 2000 Value Index

The Russell 2000 Value Index is an unmanaged index which contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth. Russell 2000 Value Index Closest Month-End to Inception cumulative total return as of 7/31/14 is 37.83% for Class R and Class Z. Russell 2000 Value Index Closest Month-End to Inception average annual total return as of 6/30/14 is 12.51% for Class R and Class Z.

Russell 2000 Index

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives an indication of how stock prices of smaller companies have performed. Russell 2000 Index Closest Month-End to Inception cumulative total return as of 7/31/14 is 39.01% for Class R and Class Z. Russell 2000 Index Closest Month-End to Inception average annual total return as of 6/30/14 is 12.81% for Class R and Class Z.

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Lipper Small-Cap Value Funds Average

The Lipper Small-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Lipper Average Closest Month-End to Inception cumulative total return as of 7/31/14 is 39.33% for Class R and Class Z. Lipper Average Closest Month-End to Inception average annual total return as of 6/30/14 is 12.55% for Class R and Class Z.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 7/31/14
Symetra Financial Corp., Insurance	1.1%
IDACORP. Inc., Electric Utilities	1.1
Sanmina Corp., Electronic Equipment, Instruments, & Components	1.0
Amsurg Corp., Health Care Providers & Services	1.0
Deluxe Corp., Commercial Services & Supplies	1.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/14
Banks	17.5%
Real Estate Investment Trusts (REITs)	9.2
Insurance	7.2
Healthcare Providers & Services	5.8
Electronic Equipment, Instruments, & Components	4.6

Industry weightings reflect only long-term investments and are subject to change.

Prudential Small Cap Value Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Small Cap Value Fund’s Class A shares rose 10.78% for the 12 months ended July 31, 2014, outperforming the 8.18% rise of the Russell 2000 Value Index (the Index) and the 10.18% advance of the Lipper Small-Cap Value Funds Average.

What were market conditions?

The stock market’s advance during the reporting period reflected sustained improvement in the economic outlook. Over the year, corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs. The Federal Reserve began incrementally tapering its quantitative-easing program in December, signaling confidence in the health of U.S. economic activity and labor market conditions. U.S. Gross Domestic Product contracted in early 2014, largely because of severe winter weather, before quickly rebounding.

Small cap stocks outpaced other capitalization ranges during 2013, but experienced moderate gains in the first and second quarters of 2014. Toward the end of the Fund’s fiscal year in July, stocks dipped on investor uncertainty over stock valuations, ongoing geopolitical tensions, and concerns over a possible interest rate hike by the Fed.

The top-performing sector in the Index was healthcare, which gained more than 16%. Energy and materials also posted double-digit returns. Industrials, information technology, financials, utilities, and consumer discretionary delivered solid single-digit returns, while consumer staples posted a modest gain. Telecommunications was the worst performer, with a double-digit decline of nearly 16%.

Which stock market sectors and holdings contributed most to the Fund’s performance?

The Fund had strong stock selection in eight of the ten sectors. The industrials, consumer staples, and materials sectors stood out most for their contributions to performance.

•

In industrials, the Fund benefited from solid stock selection in both the capital goods and commercial and professional services groups, as well as an overweight in the strong-performing transportation group.

•

Within capital goods, Greenbrier Companies, Inc., American Railcar Industries, Inc., Hyster-Yale Materials Handling, Inc., and Patrick Industries, Inc. were among the top contributors. Greenbrier Companies, Inc. and American Railcar Industries, Inc. are suppliers of transportation equipment and services to the railroad industry, and both stocks were profitably sold off.

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Hyster-Yale Materials Handling, Inc. is a manufacturer of lift trucks and aftermarket parts. Patrick Industries, Inc. is a manufacturer of building products and materials to the manufactured housing and recreational vehicle industries.

•	Within commercial and professional services, good stock selection in the commercial printing industry, led by Deluxe Corporation, contributed most to performance.

•

Within transportation, the Fund profited most from overweightings versus the Index in AMERCO and Park-Ohio Holdings Corporation. AMERCO is the parent company of U-Haul, a “do-it-yourself” moving and storage operator. Park-Ohio Holdings Corp. is a provider of supply management services as well as a manufacturer of engineered products.

•

In the consumer staples sector, the Fund was helped by an overweighting in Pilgrim’s Pride Corporation and the timely purchase of Sanderson Farms, Inc. Both companies are poultry processors, and are perceived by investors to be beneficiaries of a consolidating global meat industry.

•

Above-Index weights in SunCoke Energy, Inc., Neenah Paper, Inc., and Boise Inc., an eclectic mix in the materials sector, contributed to performance. SunCoke Energy, a producer of metallurgical coke that is supplied to the steel industry, was profitably sold off. Neenah Paper is a manufacturer of specialty, performance-based technical products and premium fine papers. The Fund benefited from the acquisition of Boise Inc., a manufacturer of packaging and paper products, by Packaging Corporation of America.

At the holdings level, the top contributors were Pilgrim’s Pride Corporation, Greenbrier Companies, Inc., Tower International, Inc., Select Medical Holdings Corporation, and AMERCO. Tower International, Inc. is a manufacturer supplying the automotive industry with engineered structural metal components and assemblies. Select Medical Holdings Corporation is an operator of specialty hospitals and outpatient rehabilitation clinics in the United States.

Which stock market sectors and holdings detracted most from the Fund’s performance?

The financials and information technology sectors detracted modestly from relative performance. In these two sectors, the Fund’s returns were positive, but they modestly lagged those of the Index.

•	In financials, a below-Index weight in the strong-performing REITs (real estate investment trusts), especially a lack of exposure to NorthStar Realty Finance Corp., detracted from performance.

Prudential Small Cap Value Fund	7

Strategy and Performance Overview (continued)

•	In information technology, an underweight in the semiconductor industry and a position in AVG Technologies NV, an online security software and services provider, penalized relative performance.

At the holdings level, the top detractors were Express, Inc. and Republic Airways Holdings, Inc. Express, Inc., a specialty apparel and accessories retailer targeting the 20- to 30-year-old customer, is evaluating its options after receiving a letter from a private equity firm expressing interest in taking the retailer private. Republic Airways Holdings, Inc. is an airline offering scheduled passenger service through fixed-fee flights, which are operated through specific contractual agreements with other airline partners.

8	Visit our website at www.prudentialfunds.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2014, at the beginning of the period, and held through the six-month period ended July 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Small Cap Value Fund	9

Fees and Expenses (continued)

Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Small Cap Value Fund		Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Annualized Expense Ratio Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,059.00	1.24%	$6.33
	Hypothetical	$1,000.00	$1,018.65	1.24%	$6.21

Class B	Actual	$1,000.00	$1,054.80	1.94%	$9.88
	Hypothetical	$1,000.00	$1,015.17	1.94%	$9.69

Class C	Actual	$1,000.00	$1,054.90	1.94%	$9.88
	Hypothetical	$1,000.00	$1,015.17	1.94%	$9.69

Class R	Actual	$1,000.00	$1,057.30	1.44%	$7.35
	Hypothetical	$1,000.00	$1,017.65	1.44%	$7.20

Class Z	Actual	$1,000.00	$1,060.10	0.94%	$4.80
	Hypothetical	$1,000.00	$1,020.13	0.94%	$4.71

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2014, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

10	Visit our website at www.prudentialfunds.com

The Fund’s annualized expense ratios for the period ended July 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.34%	1.24%
B	2.04	1.94
C	2.04	1.94
R	1.81	1.44
Z	1.05	0.94

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Small Cap Value Fund	11

Portfolio of Investments

as of July 31, 2014

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 99.5%

COMMON STOCKS 98.7%

Aerospace & Defense 0.8%
58,800	Ducommun, Inc.*	$1,625,820

Air Freight & Logistics 1.0%
81,100	Air Transport Services Group, Inc.*	622,037
23,100	Atlas Air Worldwide Holdings, Inc.*	790,482
12,700	Park-Ohio Holdings Corp.	753,872

		2,166,391

Airlines 1.6%
35,400	Alaska Air Group, Inc.	1,556,538
19,400	Hawaiian Holdings, Inc.*	270,242
7,800	JetBlue Airways Corp.*(a)	83,616
99,400	Republic Airways Holdings, Inc.*	988,036
39,900	SkyWest, Inc.	426,531

		3,324,963

Auto Components 2.7%
19,800	American Axle & Manufacturing Holdings, Inc.*	364,122
87,600	Federal-Mogul Holdings Corp.*	1,396,344
8,600	Modine Manufacturing Co.*	118,422
25,300	Shiloh Industries, Inc.*	430,100
27,400	Tenneco, Inc.*	1,745,380
49,700	Tower International, Inc.*	1,565,550

		5,619,918

Banks 17.5%
21,900	1st Source Corp.	621,741
1,100	Ames National Corp.	24,629
8,800	Arrow Financial Corp.	223,520
15,500	BancFirst Corp.	943,950
36,600	Banco Latinoamericano de Comercio Exterior SA (Panama)	1,086,654
25,000	Bank of Kentucky Financial Corp. (The)	863,750
11,400	Bank of Marin Bancorp	510,948
4,800	Banner Corp.	193,152
67,700	BBCN Bancorp, Inc.	1,016,854
4,200	Bryn Mawr Bank Corp.	123,900
46,700	Central Pacific Financial Corp.	835,930
1,200	Century Bancorp, Inc. (Class A Stock)	42,024

See Notes to Financial Statements.

Prudential Small Cap Value Fund	13

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Banks (cont’d.)
34,600	Chemical Financial Corp.	$954,960
17,700	Citizens & Northern Corp.	336,123
23,760	Community Trust Bancorp, Inc.	831,362
29,000	ConnectOne Bancorp, Inc.	551,000
21,750	Customers Bancorp, Inc.*	412,380
26,820	Eagle Bancorp, Inc.*	893,374
1,100	Enterprise Bancorp, Inc.	21,571
37,900	Enterprise Financial Services Corp.	661,355
8,900	Fidelity Southern Corp.	123,265
31,000	Financial Institutions, Inc.	688,200
35,300	First BanCorp (United States)	567,624
10,600	First Community Bancshares, Inc.	155,926
63,000	First Financial Bancorp	1,029,420
22,400	First Financial Corp.	686,784
35,800	First Interstate BancSystem, Inc.	934,380
48,300	First Merchants Corp.	962,619
68,600	First Midwest Bancorp, Inc.	1,111,320
26,500	First NBC Bank Holding Co.*	842,435
3,100	German American Bancorp, Inc.	80,135
28,800	Great Southern Bancorp, Inc.	897,984
8,500	Heartland Financial USA, Inc.	202,555
11,100	Horizon Bancorp	236,652
45,440	International Bancshares Corp.	1,151,904
19,320	Lakeland Bancorp, Inc.	193,973
14,000	Lakeland Financial Corp.	509,460
38,500	MainSource Financial Group, Inc.	628,705
5,200	Merchants Bancshares, Inc.	151,112
8,200	MidSouth Bancorp, Inc.	159,900
2,105	MidWestOne Financial Group, Inc.	49,468
109,100	National Penn Bancshares, Inc.	1,123,730
45,900	NBT Bancorp, Inc.	1,072,683
8,500	Old National Bancorp	113,730
10,700	Peoples Bancorp, Inc.	249,631
19,000	Preferred Bank*	421,610
39,400	PrivateBancorp, Inc.	1,134,720
12,500	S&T Bancorp, Inc.	304,125
37,700	Sandy Spring Bancorp, Inc.	882,557
4,742	Southside Bancshares, Inc.(a)	138,988
31,500	Stock Yards Bancorp, Inc.	922,005
35,900	Susquehanna Bancshares, Inc.	365,462

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Banks (cont’d.)
20,800	Tompkins Financial Corp.	$925,184
35,100	Univest Corp. of Pennsylvania	664,092
18,900	Washington Trust Bancorp, Inc.	650,160
49,500	Webster Financial Corp.	1,419,165
33,800	WesBanco, Inc.	1,009,944
23,400	West Bancorporation, Inc.	340,704
79,700	Wilshire Bancorp, Inc.	750,774
19,400	Wintrust Financial Corp.	898,802

		35,901,064

Building Products 0.5%
23,500	Patrick Industries, Inc.*	978,775

Capital Markets 3.9%
28,100	Arlington Asset Investment Corp. (Class A Stock)(a)	732,848
115,300	BGC Partners, Inc. (Class A Stock)	902,799
40,700	Calamos Asset Management, Inc. (Class A Stock)	482,702
40,500	FBR & Co.*	1,132,380
46,100	Investment Technology Group, Inc.*	843,169
24,100	Manning & Napier, Inc.	413,315
29,200	Oppenheimer Holdings, Inc. (Class A Stock)	666,344
23,500	Piper Jaffray Cos.*	1,212,600
13,400	Pzena Investment Management, Inc.	139,494
30,500	Stifel Financial Corp.*	1,396,595

		7,922,246

Chemicals 0.8%
5,100	Chase Corp.	172,125
12,800	Koppers Holdings, Inc.	461,184
3,200	Schulman, (A.), Inc.	127,168
15,100	Stepan Co.	726,612
11,900	Tredegar Corp.	232,526

		1,719,615

Commercial Services & Supplies 3.5%
32,600	Brady Corp. (Class A Stock)	852,490
35,800	Deluxe Corp.	1,969,358
3,500	HNI Corp.	123,690
9,300	Multi-Color Corp.	366,141
148,700	Performant Financial Corp.*(a)	1,426,033

See Notes to Financial Statements.

Prudential Small Cap Value Fund	15

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)
40,100	Quad/Graphics, Inc.	$846,912
59,100	West Corp.	1,523,007

		7,107,631

Communications Equipment
4,800	Black Box Corp.	99,360

Construction & Engineering 1.2%
43,000	Argan, Inc.	1,457,700
43,000	MYR Group, Inc.*	1,066,830

		2,524,530

Consumer Finance 1.6%
3,600	Cash America International, Inc.	159,804
12,500	Credit Acceptance Corp.*	1,421,562
36,500	Nelnet, Inc. (Class A Stock)	1,504,895
2,500	Portfolio Recovery Associates, Inc.*(a)	147,400

		3,233,661

Containers & Packaging 0.7%
60,600	Berry Plastics Group, Inc.*	1,471,974

Diversified Consumer Services 0.5%
9,300	Steiner Leisure Ltd.*	371,163
14,500	Strayer Education, Inc.*	751,390

		1,122,553

Diversified Financial Services 0.3%
37,400	Marlin Business Services Corp.	688,160

Diversified Telecommunication Services 1.1%
9,600	Consolidated Communications Holdings, Inc.	214,848
5,075	Enventis Corp.	83,129
47,500	Inteliquent, Inc.	503,975
34,200	Intelsat SA*	634,068
59,200	Premiere Global Services, Inc.*	775,520

		2,211,540

See Notes to Financial Statements.

16

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities 4.5%
18,800	El Paso Electric Co.	$692,780
77,100	Empire District Electric Co. (The)(a)	1,889,721
41,300	IDACORP, Inc.	2,211,615
35,500	MGE Energy, Inc.	1,335,510
32,200	Otter Tail Corp.	900,312
23,300	PNM Resources, Inc.	597,645
26,700	Portland General Electric Co.	852,531
24,400	Unitil Corp.	780,800

		9,260,914

Electrical Equipment 0.5%
15,400	EnerSys	976,822

Electronic Equipment, Instruments & Components 4.6%
81,200	Benchmark Electronics, Inc.*	1,960,980
2,500	Electro Rent Corp.	38,125
60,800	Fabrinet (Cayman Islands)*	1,130,880
60,300	Insight Enterprises, Inc.*	1,584,081
32,200	PC Connection, Inc.	657,846
48,000	Plexus Corp.*	1,887,840
86,200	Sanmina Corp.*	2,007,598
3,900	ScanSource, Inc.*	139,659

		9,407,009

Energy Equipment & Services 1.1%
13,100	Bristow Group, Inc.	934,947
44,000	North Atlantic Drilling Ltd. (Bermuda)	429,000
90,300	Parker Drilling Co.*(a)	558,054
10,100	PHI, Inc.*	398,445

		2,320,446

Food & Staples Retailing 1.2%
34,700	Andersons, Inc. (The)	1,874,494
11,800	Weis Markets, Inc.	503,388

		2,377,882

Food Products 2.0%
2,600	Cal-Maine Foods, Inc.	185,120
28,200	Omega Protein Corp.*	395,364
61,900	Pilgrim’s Pride Corp.*	1,730,724

See Notes to Financial Statements.

Prudential Small Cap Value Fund	17

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Food Products (cont’d.)
19,100	Sanderson Farms, Inc.	$1,739,819

		4,051,027

Gas Utilities 2.4%
11,800	Chesapeake Utilities Corp.	768,062
26,000	New Jersey Resources Corp.	1,328,080
24,300	Piedmont Natural Gas Co., Inc.(a)	842,967
38,400	Southwest Gas Corp.	1,901,952

		4,841,061

Health Care Equipment & Supplies
5,000	Symmetry Medical, Inc.*	44,050

Health Care Providers & Services 5.8%
41,500	Amsurg Corp.*	1,982,040
38,300	HealthSouth Corp.	1,468,039
5,000	Kindred Healthcare, Inc.	119,500
18,000	LHC Group, Inc.*	422,640
32,600	Magellan Health, Inc.*	1,877,760
29,800	National Healthcare Corp.	1,637,808
63,500	PharMerica Corp.*	1,713,865
119,100	Select Medical Holdings Corp.	1,850,814
58,200	Skilled Healthcare Group, Inc. (Class A Stock)*	346,290
30,200	Triple-S Management Corp. (Class B Stock) (Puerto Rico)*	521,856

		11,940,612

Hotels, Restaurants & Leisure 1.2%
63,100	Marcus Corp. (The)	1,114,977
9,400	Monarch Casino & Resort, Inc.*	117,312
106,200	Ruth’s Hospitality Group, Inc.	1,205,370

		2,437,659

Household Durables 1.5%
8,000	CSS Industries, Inc.	197,520
30,200	Helen of Troy Ltd.*	1,619,626
9,700	Libbey, Inc.*	252,588
20,400	NACCO Industries, Inc. (Class A Stock)	972,876

		3,042,610

See Notes to Financial Statements.

18

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Insurance 7.2%
23,100	Argo Group International Holdings Ltd.	$1,150,611
23,100	Crawford & Co. (Class B Stock)	212,520
16,900	EMC Insurance Group, Inc.	497,367
3,700	Employers Holdings, Inc.	78,810
5,000	Enstar Group Ltd.*	690,000
40,700	FBL Financial Group, Inc. (Class A Stock)	1,741,146
6,400	Global Indemnity PLC*	159,552
7,400	HCC Insurance Holdings, Inc.	345,432
1,400	HCI Group Inc.	55,860
4,400	Independence Holding Co.	55,044
17,900	Maiden Holdings Ltd.	205,492
1,400	Montpelier Re Holdings Ltd. (Bermuda)	41,342
4,100	National Western Life Insurance Co. (Class A Stock)	988,100
28,000	Navigators Group, Inc. (The)*	1,702,400
32,200	Platinum Underwriters Holdings Ltd.	1,886,920
23,500	ProAssurance Corp.	1,025,305
3,500	Safety Insurance Group, Inc.	175,035
27,500	Selective Insurance Group, Inc.	612,975
31,300	State Auto Financial Corp.	660,743
98,400	Symetra Financial Corp.	2,243,520
10,400	United Insurance Holdings Corp.	151,008

		14,679,182

IT Services 1.5%
13,400	ExlService Holdings, Inc.*	375,870
21,900	Hackett Group, Inc. (The)	131,400
3,300	iGATE Corp.*	117,744
4,900	MoneyGram International, Inc.*	70,805
45,300	Sykes Enterprises, Inc.*	937,710
56,300	TeleTech Holdings, Inc.*	1,549,939

		3,183,468

Machinery 0.9%
9,300	Blount International, Inc.*	121,458
17,600	Hyster-Yale Materials Handling, Inc.	1,409,760
3,700	Standex International Corp.	244,015

		1,775,233

Media 0.8%
28,200	Entercom Communications Corp. (Class A Stock)*(a)	266,490

See Notes to Financial Statements.

Prudential Small Cap Value Fund	19

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Media (cont’d.)
109,800	Journal Communications, Inc. (Class A Stock)*	$1,194,624
4,110	Saga Communications, Inc. (Class A Stock)	147,960

		1,609,074

Metals & Mining 0.2%
10,800	Handy & Harman Ltd.*	243,000
2,700	Worthington Industries, Inc.	103,275

		346,275

Multi-Utilities 0.7%
44,700	Avista Corp.(a)	1,387,041

Oil, Gas & Consumable Fuels 3.7%
16,700	Adams Resources & Energy, Inc.	1,091,178
3,400	Contango Oil & Gas Co.*	136,782
20,700	CVR Energy, Inc.(a)	974,556
5,200	Energy XXI (Bermuda) Ltd.	103,792
6,300	Hallador Energy Co.	88,326
16,000	Renewable Energy Group, Inc.*	179,200
15,800	REX American Resources Corp.*	1,332,730
51,500	Stone Energy Corp.*	1,959,575
106,600	VAALCO Energy, Inc.*(a)	735,540
5,500	W&T Offshore, Inc.	73,755
143,300	Warren Resources, Inc.*	844,037

		7,519,471

Paper & Forest Products 0.9%
35,600	Neenah Paper, Inc.	1,766,472

Personal Products 0.2%
28,200	Nature’s Sunshine Products, Inc.	435,408

Professional Services 1.3%
97,000	Navigant Consulting, Inc.*	1,583,040
17,000	VSE Corp.	1,012,690

		2,595,730

Real Estate Investment Trusts (REITs) 9.2%
176,000	Anworth Mortgage Asset Corp.	894,080
40,000	Apollo Commercial Real Estate Finance, Inc.	662,800
113,100	Armada Hoffler Properties, Inc.	1,063,140
6,400	Aviv REIT, Inc.	182,080

See Notes to Financial Statements.

20

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
48,100	Capstead Mortgage Corp.(a)	$617,604
185,100	Cedar Realty Trust, Inc.	1,166,130
54,400	DuPont Fabros Technology, Inc.	1,491,104
98,100	Dynex Capital, Inc.	814,230
47,800	Geo Group, Inc. (The)	1,644,798
123,100	Inland Real Estate Corp.	1,272,854
75,800	Invesco Mortgage Capital, Inc.	1,287,084
88,600	Investors Real Estate Trust	754,872
5,900	LaSalle Hotel Properties	205,261
85,200	MFA Financial, Inc.	693,528
22,400	One Liberty Properties, Inc.	464,128
48,600	PennyMac Mortgage Investment Trust	1,040,526
15,100	PS Business Parks, Inc.	1,245,750
26,500	Ryman Hospitality Properties, Inc.(a)	1,265,375
15,400	Saul Centers, Inc.	734,118
41,300	Select Income REIT	1,146,075
15,200	Winthrop Realty Trust	229,064

		18,874,601

Road & Rail 0.8%
6,200	AMERCO	1,631,592

Semiconductors & Semiconductor Equipment 1.5%
74,900	Amkor Technology, Inc.*	662,865
66,000	Cirrus Logic, Inc.*(a)	1,480,380
45,300	OmniVision Technologies, Inc.*	1,014,720

		3,157,965

Software 0.6%
75,800	AVG Technologies*	1,288,600

Specialty Retail 1.7%
23,900	Children’s Place, Inc. (The)(a)	1,199,780
79,800	Express, Inc.*	1,241,688
32,300	Finish Line, Inc. (The) (Class A Stock)	849,167
9,000	Haverty Furniture Cos., Inc.	200,070

		3,490,705

Textiles, Apparel & Luxury Goods 0.5%
33,700	Unifi, Inc.*	965,168

See Notes to Financial Statements.

Prudential Small Cap Value Fund	21

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Thrifts & Mortgage Finance 3.9%
56,800	Dime Community Bancshares, Inc.	$858,816
2,300	Federal Agricultural Mortgage Corp. (Class C Stock)	67,045
25,100	First Defiance Financial Corp.	677,951
54,800	Home Loan Servicing Solutions Ltd.	1,172,720
10,700	Meta Financial Group, Inc.	393,760
40,700	OceanFirst Financial Corp.	647,537
38,300	Oritani Financial Corp.	566,840
59,900	Provident Financial Services, Inc.	1,000,929
27,800	Territorial Bancorp, Inc.	558,780
38,900	TrustCo Bank Corp.	256,351
29,700	Walker & Dunlop, Inc.*	405,405
20,300	Washington Federal, Inc.	425,488
13,700	WSFS Financial Corp.	980,783

		8,012,405

Water Utilities
1,900	American States Water Co.	58,045

Wireless Telecommunication Services 0.6%
76,700	Spok Holdings, Inc.	1,148,199

	TOTAL COMMON STOCKS (cost $173,450,632)	202,342,927

EXCHANGE TRADED FUND 0.8%
17,100	iShares Russell 2000 Value Index Fund (cost $1,663,383)(a)	1,647,927

	TOTAL LONG-TERM INVESTMENTS (cost $175,114,015)	203,990,854

SHORT-TERM INVESTMENT 7.5%

AFFILIATED MONEY MARKET MUTUAL FUND
15,354,226	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $15,354,226; includes $13,795,788 of cash collateral received for securities on loan); (Note 3)(b)(c)	15,354,226

	TOTAL INVESTMENTS 107.0% (cost $190,468,241; Note 5)	219,345,080
	Liabilities in excess of other assets (7.0)%	(14,265,741)

	NET ASSETS 100.0%	$205,079,339

See Notes to Financial Statements.

22

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $13,227,909; cash collateral of $13,795,788 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$1,625,820	$—	$—
Air Freight & Logistics	2,166,391	—	—
Airlines	3,324,963	—	—
Auto Components	5,619,918	—	—
Banks	35,901,064	—	—
Building Products	978,775	—	—
Capital Markets	7,922,246	—	—
Chemicals	1,719,615	—	—
Commercial Services & Supplies	7,107,631	—	—
Communications Equipment	99,360	—	—
Construction & Engineering	2,524,530	—	—
Consumer Finance	3,233,661	—	—
Containers & Packaging	1,471,974	—	—
Diversified Consumer Services	1,122,553	—	—
Diversified Financial Services	688,160	—	—

See Notes to Financial Statements.

Prudential Small Cap Value Fund	23

Portfolio of Investments

as of July 31, 2014 continued

	Level 1	Level 2	Level 3
Common Stocks (continued):
Diversified Telecommunication Services	$2,211,540	$—	$—
Electric Utilities	9,260,914	—	—
Electrical Equipment	976,822	—	—
Electronic Equipment, Instruments & Components	9,407,009	—	—
Energy Equipment & Services	2,320,446	—	—
Food & Staples Retailing	2,377,882	—	—
Food Products	4,051,027	—	—
Gas Utilities	4,841,061	—	—
Health Care Equipment & Supplies	44,050	—	—
Health Care Providers & Services	11,940,612	—	—
Hotels, Restaurants & Leisure	2,437,659	—	—
Household Durables	3,042,610	—	—
Insurance	14,679,182	—	—
IT Services	3,183,468	—	—
Machinery	1,775,233	—	—
Media	1,609,074	—	—
Metals & Mining	346,275	—	—
Multi-Utilities	1,387,041	—	—
Oil, Gas & Consumable Fuels	7,519,471	—	—
Paper & Forest Products	1,766,472	—	—
Personal Products	435,408	—	—
Professional Services	2,595,730	—	—
Real Estate Investment Trusts (REITs)	18,874,601	—	—
Road & Rail	1,631,592	—	—
Semiconductors & Semiconductor Equipment	3,157,965	—	—
Software	1,288,600	—	—
Specialty Retail	3,490,705	—	—
Textiles, Apparel & Luxury Goods	965,168	—	—
Thrifts & Mortgage Finance	8,012,405	—	—
Water Utilities	58,045	—	—
Wireless Telecommunication Services	1,148,199	—	—
Exchange Traded Fund	1,647,927	—	—
Affiliated Money Market Mutual Fund	15,354,226	—	—

Total	$219,345,080	$—	$—

See Notes to Financial Statements.

24

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2014 was as follows (unaudited):

Banks	17.5%
Real Estate Investment Trusts (REITs)	9.2
Affiliated Money Market Mutual Fund (including 6.7% of collateral for securities on loan)	7.5
Insurance	7.2
Health Care Providers & Services	5.8
Electronic Equipment, Instruments & Components	4.6
Electric Utilities	4.5
Capital Markets	3.9
Thrifts & Mortgage Finance	3.9
Oil, Gas & Consumable Fuels	3.7
Commercial Services & Supplies	3.5
Auto Components	2.7
Gas Utilities	2.4
Food Products	2.0
Specialty Retail	1.7
Airlines	1.6
Consumer Finance	1.6
Household Durables	1.5
IT Services	1.5
Semiconductors & Semiconductor Equipment	1.5
Professional Services	1.3
Construction & Engineering	1.2
Food & Staples Retailing	1.2
Hotels, Restaurants & Leisure	1.2
Diversified Telecommunication Services	1.1%
Energy Equipment & Services	1.1
Air Freight & Logistics	1.0
Machinery	0.9
Paper & Forest Products	0.9
Aerospace & Defense	0.8
Chemicals	0.8
Exchange Traded Fund	0.8
Media	0.8
Road & Rail	0.8
Containers & Packaging	0.7
Multi-Utilities	0.7
Software	0.6
Wireless Telecommunication Services	0.6
Building Products	0.5
Diversified Consumer Services	0.5
Electrical Equipment	0.5
Textiles, Apparel & Luxury Goods	0.5
Diversified Financial Services	0.3
Metals & Mining	0.2
Personal Products	0.2

107.0
Liabilities in excess of other assets	(7.0)

100.0%

See Notes to Financial Statements.

Prudential Small Cap Value Fund	25

Statement of Assets and Liabilities

as of July 31, 2014

Assets
Investments at value, including securities on loan of $13,227,909:
Unaffiliated Investments (cost $175,114,015)	$203,990,854
Affiliated Investments (cost $15,354,226)	15,354,226
Receivable for investments sold	1,629,723
Receivable for Fund shares sold	204,703
Dividends receivable	189,210

Total assets	221,368,716

Liabilities
Payable to broker for collateral for securities on loan	13,795,788
Payable for investments purchased	1,764,329
Payable for Fund shares reacquired	424,896
Accrued expenses and other liabilities	126,462
Management fee payable	84,932
Distribution fee payable	74,182
Affiliated transfer agent fee payable	17,784
Deferred trustees’ fees	1,004

Total liabilities	16,289,377

Net Assets	$205,079,339

Net assets were comprised of:
Shares of beneficial interest, at par	$11,051
Paid-in capital in excess of par	159,591,426

159,602,477
Undistributed net investment income	647,088
Accumulated net realized gain on investment transactions	15,952,935
Net unrealized appreciation on investments	28,876,839

Net assets, July 31, 2014	$205,079,339

See Notes to Financial Statements.

26

Class A:
Net assets value and redemption price per share ($136,412,948 ÷ 7,166,533 shares of common stock issued and outstanding)	$19.03
Maximum sales charge (5.50% of offering price)	1.11

Maximum offering price to public	$20.14

Class B:
Net assets value and redemption price per share ($5,168,016 ÷ 305,266 shares of common stock issued and outstanding)	$16.93

Class C:
Net assets value and redemption price per share ($37,140,899 ÷ 2,195,485 shares of common stock issued and outstanding)	$16.92

Class R:
Net assets value and redemption price per share ($722,192 ÷ 37,988 shares of common stock issued and outstanding)	$19.01

Class Z:
Net assets value and redemption price per share ($25,635,284 ÷ 1,346,110 shares of common stock issued and outstanding)	$19.04

See Notes to Financial Statements.

Prudential Small Cap Value Fund	27

Statement of Operations

Year Ended July 31, 2014

Net Investment Income
Income
Unaffiliated dividend income	$4,190,300
Affiliated income from securities lending, net	41,819
Affiliated dividend income	1,725

Total income	4,233,844

Expenses
Management fee	1,440,374
Distribution fee—Class A	415,879
Distribution fee—Class B	57,788
Distribution fee—Class C	374,001
Distribution fee—Class R	2,718
Distribution fee—Class X	315
Transfer agent’s fees and expenses (including affiliated expense of $89,000)	369,000
Registration fees	99,000
Custodian’s fees and expenses	91,000
Reports to shareholders	62,000
Audit fee	30,000
Legal fees and expenses	22,000
Directors’ fees	18,000
Insurance fees	3,000
Interest expense	148
Miscellaneous	13,947

Total expenses	2,999,170
Less: Management fee waiver	(214,104)
Distribution fee waiver—Class R	(906)

Net expenses	2,784,160

Net investment income	1,449,684

Net Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	28,169,299
Net change in unrealized appreciation (depreciation) on investments	(8,980,606)

Net gain on investments	19,188,693

Net Increase In Net Assets Resulting From Operations	$20,638,377

See Notes to Financial Statements.

28

Statement of Changes in Net Assets

	Year Ended July 31,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,449,684	$3,422,556
Net realized gain on investment transactions	28,169,299	17,978,952
Net change in unrealized appreciation (depreciation) on investments	(8,980,606)	28,048,847

Net increase in net assets resulting from operations	20,638,377	49,450,355

Dividends and Distributions (Note 1)
Dividends from net investment income:
Class A	(2,197,814)	(2,359,491)
Class B	(67,744)	(112,299)
Class C	(438,252)	(566,766)
Class R	(5,218)	(471)
Class X	(2,896)	(13,803)
Class Z	(419,627)	(422,657)

	(3,131,551)	(3,475,487)

Distributions from net realized gains:
Class A	(4,631,732)	—
Class B	(215,938)	—
Class C	(1,396,955)	—
Class R	(12,619)	—
Class X	(5,846)	—
Class Z	(754,924)	—

	(7,018,014)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	25,563,932	20,480,983
Net asset value of shares issued in reinvestment of dividends and distributions	9,502,938	3,239,358
Cost of shares reacquired	(38,507,241)	(36,486,814)

Net decrease in net assets resulting from Fund share transactions	(3,440,371)	(12,766,473)

Total increase	7,048,441	33,208,395

Net Assets
Beginning of year	198,030,898	164,822,503

End of year(a)	$205,079,339	$198,030,898

(a) Includes undistributed net investment income of:	$647,088	$1,267,739

See Notes to Financial Statements.

Prudential Small Cap Value Fund	29

Notes to Financial Statements

Prudential Investment Portfolios 5 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”), which was established as a Delaware business trust on July 8, 1999. The Trust consists of three separate funds: Prudential Jennison Conservative Growth Fund, Prudential Jennison Rising Dividend Fund and Prudential Small-Cap Value Fund. These financial statements relate to Prudential Small-Cap Value Fund (the “Fund”). The financial statements of the other funds are not presented herein.

The Fund’s investment objective is above average capital appreciation.

1. Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Fund in the preparation of the financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of

30

trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange- traded common stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Small Cap Value Fund	31

Notes to Financial Statements

continued

Fund securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: Fund securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based on the current exchange rates. Purchases and sales of Fund securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Fund securities as a result of changes in exchange rates.

Master Netting Arrangements: The Fund may be subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting

32

arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual. The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions are disclosed by the REITs.

Prudential Small Cap Value Fund	33

Notes to Financial Statements

continued

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services for the Fund and supervises the subadvisor’s performance of such services, PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

34

The management fee paid to PI is computed daily and payable monthly at an annual rate of .70% of the Fund’s average daily net assets. The effective management fee rate was .70% for the year ended July 31, 2014.

PI has contractually agreed to waive up to 0.15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) exceed 0.94% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, and Class Z shares of the Fund. The Fund also has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), pursuant to which PAD, along with PIMS serves as co-distributor of the Fund’s Class X shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, and Class R shares, pursuant to plans of distribution (the “Class A, B, C, and R Plans”), regardless of expenses actually incurred by PIMS. The Fund compensates PIMS and PAD for distributing and servicing the Fund’s Class X shares (the “Class X Plan”). The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to Class A, B, C, R and X Plans, the Fund compensates PIMS and PAD for distribution related activities at an annual rate of up to 0.30%, 1%, 1%, 0.75% and 1% of the average daily net assets of the Class A, B, C, R and X shares, respectively. PIMS contractually agreed to limit such fees to 0.50% of the average net assets of Class R shares. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the manager are contributed back into the Fund and included in the Financial Highlights as a contribution of capital.

PIMS has advised the Fund that it received $80,639 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

Prudential Small Cap Value Fund	35

Notes to Financial Statements

continued

PIMS has advised the Fund that for the year ended July 31, 2014 that it received $78, $4,850 and $864 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and PAD are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended July 31, 2014, PIM has been compensated approximately $12,800 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

4. Portfolio Securities

Purchases and sales of securities, other than short-term investments, for the year ended July 31, 2014, were $182,176,953 and $193,788,612, respectively.

5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended July 31, 2014, the adjustments were to increase

36

undistributed net investment income and decrease accumulated net realized gain on investment transactions by $1,061,216 due to differences in the treatment for book and tax purposes of certain transactions involving investments in passive foreign investment companies. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the year ended July 31, 2014, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $3,131,551 of ordinary income and $7,018,014 of long-term capital gains. For the year ended July 31, 2013, the tax character of dividends paid were $3,475,487 of ordinary income.

As of July 31, 2014, the accumulated undistributed earnings on a tax basis were $6,380,361 of ordinary income and $10,269,267 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$190,516,842	$32,446,627	$(3,618,389)	$28,828,238

The difference between book basis and tax basis were attributable to deferred losses on wash sales.

The Fund utilized approximately $4,044,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2014.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Small Cap Value Fund	37

Notes to Financial Statements

continued

6. Capital

The Fund offers Class A, Class B, Class C, Class R, and Class Z shares. Class A shares are sold with a maximum front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. As of April 11, 2014, the last conversion of Class X to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other shares of the Fund as presented in the table of transactions in shares of beneficial interest. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

At July 31, 2014, 260 shares of Class R were owned by the Manager and its affiliates.

38

Transactions in shares of beneficial interest during the year ended July 31, 2014 were as follows:

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued/ Reacquired upon Conversion*	Net Increase (Decrease) in Shares Outstanding
Class A	893,838	346,256	(1,540,260)	50,850	(249,316)
Class B	62,744	15,877	(59,981)	(82,366)	(63,726)
Class C	128,315	96,897	(286,061)	(7,871)	(68,720)
Class R	45,611	955	(10,048)	—	36,518
Class X**	5	511	(790)	(19,493)	(19,767)
Class Z	255,393	60,767	(196,562)	47,458	167,056

Fund	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Net Asset Value of Shares Issued/ Reacquired upon Conversion*	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Class A	$16,710,417	$6,464,606	$(28,830,432)	$933,866	$(4,721,543)
Class B	1,041,073	264,827	(998,867)	(1,380,617)	(1,073,584)
Class C	2,143,733	1,614,306	(4,752,767)	(134,936)	(1,129,664)
Class R	874,964	17,837	(192,168)	—	700,633
Class X**	85	8,672	(13,437)	(329,135)	(333,815)
Class Z	4,793,660	1,132,690	(3,719,570)	910,822	3,117,602

*	Conversions include from Class B, Class C and Class X to Class A; and from Class A and Class C to Class Z.
**	As of April 11, 2014, the last conversion for Class X to Class A was completed.

Prudential Small Cap Value Fund	39

Notes to Financial Statements

continued

Transactions in shares of beneficial interest during the year ended July 31, 2013 were as follows:

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued/ Reacquired upon Conversion*	Net Increase (Decrease) in Shares Outstanding
Class A	850,841	159,687	(1,432,596)	618,872	196,804
Class B	50,331	8,345	(76,303)	(168,571)	(186,198)
Class C	120,233	39,077	(416,212)	—	(256,902)
Class L**	176	—	(8,297)	(436,863)	(444,984)
Class R	375	34	(423)	—	(14)
Class X	110	1,064	(3,332)	(36,517)	(38,675)
Class Z	259,194	29,096	(491,921)	—	(203,631)

Fund	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Net Asset Value of Shares Issued/ Reacquired upon Conversion*	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Class A	$14,052,207	$2,224,610	$(22,041,760)	$8,973,421	$3,208,478
Class B	723,152	104,929	(1,044,966)	(2,331,983)	(2,548,868)
Class C	1,727,574	491,546	(5,733,095)	—	(3,513,975)
Class L**	2,445	—	(117,241)	(6,129,098)	(6,243,894)
Class R	5,747	471	(7,051)	—	(833)
Class X	1,433	13,556	(44,332)	(512,340)	(541,683)
Class Z	3,968,425	404,246	(7,498,369)	—	(3,125,698)

*	Conversions include from Class B, Class L and Class X to Class A.
**	As of August 24, 2012, the last conversion of Class L to Class A was completed.

40

7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to November 5, 2013, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under these SCAs is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did utilize the SCA during the year ended July 31, 2014. The Fund had an outstanding balance of $474,875 for eight days at an interest rate of 1.40%. At July 31, 2014, the Fund did not have an outstanding loan amount.

Prudential Small Cap Value Fund	41

Financial Highlights

Class A Shares
	Year Ended July 31,
	2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.05	$13.90	$13.85	$11.53	$9.64
Income (loss) from investment operations:
Net investment income	.15	.33	.19	.04	.02
Net realized and unrealized gain (loss) on investments	1.77	4.14	(.05)	2.28	1.90
Total from investment operations	1.92	4.47	.14	2.32	1.92
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.32)	(.09)	-	(.03)
Distributions from net realized gains on investments	(.64)	-	-	-	-
Total dividends and distributions	(.94)	(.32)	(.09)	-	(.03)
Net asset value, end of year	$19.03	$18.05	$13.90	$13.85	$11.53
Total Return(a)	10.72%	32.86%	1.11%	20.12%	20.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$136,413	$133,854	$100,319	$111,163	$57,017
Average net assets (000)	$138,626	$113,107	$102,153	$77,514	$56,445
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement(d)	1.24%	1.24%	1.31%	1.63%	1.60%
Expense before advisory fee waiver and expense reimbursement(d)	1.34%	1.34%	1.46%	1.68%	1.60%
Net investment income	.82%	2.12%	1.38%	.26%	.18%
Portfolio turnover rate	89%	77%	46%	23%	21%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses, and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets.

See Notes to Financial Statements.

42

Class B Shares
	Year Ended July 31,
	2014(b)	2013(b)	2012(b)		2011(b)		2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.17	$12.48	$12.44		$10.43		$8.75
Income (loss) from investment operations:
Net investment income (loss)	.02	.20	.08		(.05)		(.05)
Net realized and unrealized gain (loss) on investments	1.58	3.73	(.03)		2.06		1.73
Total from investment operations	1.60	3.93	.05		2.01		1.68
Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.24)	(.01)		-		-
Distributions from net realized gains on investments	(.64)	-	-		-		-
Total dividends and distributions	(.84)	(.24)	(.01)		-		-
Net asset value, end of year	$16.93	$16.17	$12.48		$12.44		$10.43
Total Return(a)	9.95%	32.01%	.44%		19.27%		19.20%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,168	$5,965	$6,928		$10,593		$7,511
Average net assets (000)	$5,779	$6,161	$8,587		$8,883		$7,782
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement(d)	1.94%	1.94%	2.01%	(d)	2.33%	(d)	2.30%
Expense before advisory fee waiver and expense reimbursement(d)	2.04%	2.05%	2.16%	(d)	2.38%	(d)	2.30%
Net investment income (loss)	.13%	1.47%	.67%	(d)	(.45)%	(d)	(.51)%
Portfolio turnover rate	89%	77%	46%		23%		21%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses, and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets.

See Notes to Financial Statements.

Prudential Small Cap Value Fund	43

Financial Highlights

continued

Class C Shares
	Year Ended July 31,
	2014(b)	2013(b)	2012(b)	2011(b)	2010(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.15	$12.47	$12.44	$10.43	$8.75
Income (loss) from investment operations:
Net investment income (loss)	.02	.20	.08	(.05)	(.05)
Net realized and unrealized gain (loss) on investments	1.59	3.72	(.04)	2.06	1.73
Total from investment operations	1.61	3.92	.04	2.01	1.68
Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.24)	(.01)	-	-
Distributions from net realized gains on investments	(.64)	-	-	-	-
Total dividends and distributions	(.84)	(.24)	(.01)	-	-
Net asset value, end of year	$16.92	$16.15	$12.47	$12.44	$10.43
Total Return(a)	10.02%	31.95%	.36%	19.27%	19.20%

Ratios/Supplemental Data:
Net assets, end of year (000)	$37,141	$36,576	$31,445	$37,844	$26,452
Average net assets (000)	$37,400	$32,947	$33,455	$30,988	$28,298
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement(d)	1.94%	1.94%	2.01%	2.33%	2.30%
Expense before advisory fee waiver and expense reimbursement(d)	2.04%	2.04%	2.16%	2.38%	2.30%
Net investment income (loss)	.12%	1.42%	.68%	(.45)%	(.52)%
Portfolio turnover rate	89%	77%	46%	23%	21%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles.

(b) Calculations are based on average shares outstanding during the year.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses, and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets.

See Notes to Financial Statements.

44

Class L Shares
	Period Ended August 24,		Year Ended July 31,
	2012(d)(h)		2012(d)	2011(d)		2010(d)	2009(d)	2008(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.81		$13.76	$11.48		$9.60	$12.27	$17.61
Income (loss) from investment operations:
Net investment income (loss)	.01		.16	-	(a)	- (a)	.08	.13
Net realized and unrealized gain (loss) on investments	.21		(.04)	2.28		1.90	(2.60)	(2.04)
Total from investment operations	.22		.12	2.28		1.90	(2.52)	(1.91)
Less Dividends and Distributions:
Dividends from net investment income	-		(.07)	-		(.02)	(.14)	(.14)
Distributions from net realized gains on investments	-		-	-		-	(.01)	(3.29)
Total dividends and distributions	-		(.07)	-		(.02)	(.15)	(3.43)
Net asset value, end of period	$14.03		$13.81	$13.76		$11.48	$9.60	$12.27
Total Return(b)	1.59%		.90%	19.86%		19.77%	(20.32)%	(11.61)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,129		$6,143	$6,966		$6,740	$6,821	$11,669
Average net assets (000)	$6,168		$6,353	$7,213		$7,066	$7,602	$14,718
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement(e)	1.51%	(f)	1.51%	1.83%		1.80%	1.85%	1.62%
Expense before advisory fee waiver and expense reimbursement(e)	1.66%	(f)	1.66%	1.88%		1.80%	1.85%	1.62%
Net investment income (loss)	1.15%	(f)	1.17%	.02%		(.02)%	.80%	.90%
Portfolio turnover rate	77%	(g)	46%	23%		21%	34%	19%

(a) Less than $.005.

(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Calculations are based on average shares outstanding during the period.

(e) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses, and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets.

(f) Annualized.

(g) Calculated as of July 31, 2013.

(h) As of August 24, 2012, the last conversion of Class L shares was completed. There are no shares outstanding and Class L shares are no longer being offered for sale.

See Notes to Financial Statements.

Prudential Small Cap Value Fund	45

Financial Highlights

continued

Class R Shares
	Year Ended July 31,			April 08, 2011(a) through July 31,
	2014(d)	2013(d)	2012(d)	2011(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$18.02	$13.87	$13.76	$14.32
Income (loss) from investment operations:
Net investment income	.09	.29	.15	.01
Net realized and unrealized gain on investments	1.80	4.15	.03	(.57)
Total from investment operations	1.89	4.44	.18	(.56)
Less Dividends and Distributions:
Dividends from net investment income	(.26)	(.29)	(.07)	-
Distributions from net realized gains on investments	(.64)	-	-	-
Total dividends and distributions	(.90)	(.29)	(.07)	-
Net asset value, end of period	$19.01	$18.02	$13.87	$13.76
Total Return(b)	10.57%	32.66%	1.34%	(3.91)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$722	$26	$21	$284
Average net assets (000)	$362	$26	$113	$298
Ratios to average net assets(e):
Expense after advisory fee waiver and expense reimbursement(f)	1.44%	1.44%	1.47%	1.83%	(c)
Expense before advisory fee waiver and expense reimbursement	1.81%	1.79%	1.87%	2.13%	(c)
Net investment income	.49%	1.88%	1.16%	.23%	(c)
Portfolio turnover rate	89%	77%	46%	23%

(a) Inception date of Class R shares.

(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Annualized.

(d) Calculations are based on average shares outstanding during the period.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses, and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets.

See Notes to Financial Statements.

46

Class X Shares
	Period Ended April 11,		Year Ended July 31,
	2014(d)(f)		2013(d)	2012(d)	2011(d)		2010(d)	2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$16.51		$12.74	$12.70	$10.57		$8.84	$11.26
Income (loss) from investment operations:
Net investment income	.12		.32	.18	.03		.02	.09
Net realized and unrealized gain (loss) on investments	1.35		3.78	(.04)	2.10		1.75	(2.36)
Total from investment operations	1.47		4.10	.14	2.13		1.77	(2.27)
Less Dividends and Distributions:
Dividends from net investment income	(.31)		(.33)	(.10)	-		(.04)	(.16)
Distributions from net realized gains on investments	(.64)		-	-	-		-	(.01)
Total dividends and distributions	(.95)		(.33)	(.10)	-		(.04)	(.17)
Capital Contributions	-		-	- (a)	-	(a)	- (a)	.02
Net asset value, end of period	$17.03		$16.51	$12.74	$12.70		$10.57	$8.84
Total Return(b)	8.92%		32.97%	1.22%	20.15%		20.08%	(19.74)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$13		$326	$745	$1,581		$2,424	$3,865
Average net assets (000)	$178		$504	$1,115	$2,144		$3,204	$5,161
Ratios to average net assets(c):
Expense after advisory fee waiver and expense reimbursement(e)	1.19%	(g)	1.19%	1.26%	1.58%		1.55%	1.60%
Expense before advisory fee waiver and expense reimbursement(e)	1.28%	(g)	1.32%	1.41%	1.63%		1.55%	1.60%
Net investment income	1.04%	(g)	2.30%	1.44%	.29%		.25%	1.09%
Portfolio turnover rate	89%	(h)	77%	46%	23%		21%	34%

(a) Less than $0.005.

(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Calculations are based on average shares outstanding during the period.

(e) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses, and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets.

(f) As of April 11, 2014, the last conversion of Class X was completed. There are no shares outstanding and Class X shares are no longer being offered for sale.

(g) Annualized.

(h) Calculated as of July 31, 2014.

See Notes to Financial Statements.

Prudential Small Cap Value Fund	47

Financial Highlights

continued

Class Z Shares
	Year Ended July 31,			April 08, 2011(a) through July 31,
	2014(d)	2013(d)	2012(d)	2011(d)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$18.05	$13.90	$13.85	$14.40
Income (loss) from investment operations:
Net investment income	.21	.37	.22	.03
Net realized and unrealized gain (loss) on investments	1.77	4.14	(.04)	(.58)
Total from investment operations	1.98	4.51	.18	(.55)
Less Dividends and Distributions:
Dividends from net investment income	(.35)	(.36)	(.13)	-
Distributions from net realized gains on investments	(.64)	-	-	-
Total dividends and distributions	(.99)	(.36)	(.13)	-
Net asset value, end of period	$19.04	$18.05	$13.90	$13.85
Total Return(b)	11.08%	33.26%	1.44%	(3.82)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$25,635	$21,283	$19,222	$26,799
Average net assets (000)	$23,474	$19,111	$21,344	$29,388
Ratios to average net assets(e):
Expense after advisory fee waiver and expense reimbursement(f)	.94%	.94%	1.01%	1.33%	(c)
Expense before advisory fee waiver and expense reimbursement(f)	1.05%	1.04%	1.16%	1.38%	(c)
Net investment income	1.11%	2.39%	1.68%	.71%	(c)
Portfolio turnover rate	89%	77%	46%	23%

(a) Inception date of Class Z shares.

(b) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total investment return may reflect adjustments to conform with generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Annualized.

(d) Calculations are based on average shares outstanding during the period.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Effective April 16, 2011, the Manager of the Fund has contractually agreed to waive up to .15% of its management fee to the extent that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses, and certain other expenses such as taxes, interest and brokerage commissions) exceed .94% of the Fund’s average daily net assets.

See Notes to Financial Statements.

48

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 5 - Prudential Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of the Prudential Small Cap Value Fund a series of Prudential Investment Portfolios 5 (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 17, 2014

Prudential Small Cap Value Fund	49

Tax Information

(Unaudited)

We are advising you that during the year ended July 31, 2014, the Fund reports the maximum amount allowed per share but not less than $0.64 for Class A, B, C, R, X and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended July 31, 2014, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Small Cap Value Fund	71.44%	71.47%

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

50

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Ellen S. Alberding (56) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (62) Board Member Portfolios Overseen: 67	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).

Linda W. Bynoe (62) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Small Cap Value Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Keith F. Hartstein (57) Board Member Portfolios Overseen: 67	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 67	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 67	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (72) Board Member Portfolios Overseen: 67	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

James E. Quinn (62) Board Member Portfolios Overseen: 67	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Robin B. Smith (74) Board Member Portfolios Overseen: 67	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 67	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Stuart S. Parker (51) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.

Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Small Cap Value Fund

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1999; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.	Since 2014

Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012

Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011

M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006

Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Prudential Small Cap Value Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014

Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

¡	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
¡	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
¡

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

¡

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

¡

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Small Cap Value Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Small Cap Value Fund is a series of Prudential Investment Portfolios 5.

Prudential Small Cap Value Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the investment subadvisory services provided by QMA, as well as compliance with the Fund’s investment restrictions, policies and procedures.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services

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provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund does not include breakpoints, which would have the effect of decreasing the fee rate as assets increase. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Fund or how great they may be. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size and fee rate, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Prudential Small Cap Value Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Small-Cap Value Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group

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(which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	4th Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board also noted information provided by PI indicating that the Fund’s recent performance had improved, with the Fund outperforming its benchmark and ranking in the first quartile of its Peer Universe for the year-to-date period ended April 30, 2014.

•

The Board and PI agreed to continue the existing arrangement to reimburse up to 0.15% to the extent that the Fund’s annual net operating expenses exceed 0.94% (exclusive of 12b-1 and certain other fees) through November 30, 2014.

•	The Board concluded that, in light of the Fund’s competitive performance against its benchmark index, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Small Cap Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Funds has delegated to the Fund’s investment subadviser responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTORS	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Small Cap Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SMALL CAP VALUE FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PZVAX	PZVBX	PZVCX	PSVRX	PSVZX
CUSIP	74440V708	74440V807	74440V880	74440V849	74440V831

MF504E    0266853-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON

RISING DIVIDEND FUND

ANNUAL REPORT • JULY 31, 2014

Fund Type

Dividend Growth

Objective

Capital appreciation and income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Jennison Associates is a registered investment advisor. Both are Prudential Financial companies. ©2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

September 16, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Rising Dividend Fund informative and useful. The report covers performance since its inception on March 5, 2014, through July 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Rising Dividend Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Rising Dividend Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 7/31/14
Since Inception
Class A	3.66% (3/5/14)
Class C	3.35 (3/5/14)
Class Z	3.84 (3/5/14)
S&P 500 Index	4.65
Lipper Equity Income Funds Average	4.40

Average Annual Total Returns (With Sales Charges) as of 6/30/14
Since Inception
Class A	N/A (3/5/14)
Class C	N/A (3/5/14)
Class Z	N/A (3/5/14)
S&P 500 Index	N/A
Lipper Equity Income Funds Average	N/A

Average Annual Total Returns (With Sales Charges) as of 7/31/14
Since Inception
Class A	N/A (3/5/14)
Class C	N/A (3/5/14)
Class Z	N/A (3/5/14)

Average Annual Total Returns (Without Sales Charges) as of 7/31/14
Since Inception
Class A	N/A (3/5/14)
Class C	N/A (3/5/14)
Class Z	N/A (3/5/14)

Source: Prudential Investments LLC and Lipper Inc.

Inception Date: 3/5/14

2	Visit our website at www.prudentialfunds.com

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None

Benchmark Definitions

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States.

Lipper Equity Income Funds Average

Funds in the Lipper Equity Income Funds Average (Lipper Average) seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equity securities. The Lipper Equity Income Funds Average is based on the return of all mutual funds in the Lipper Equity Income Funds category and does not include the effect of any sales charges or taxes payable by an investor.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 7/31/14
Apple, Inc., Technology Hardware, Storage & Peripherals	4.1%
JPMorgan Chase & Co., Banks	2.8
Microsoft Corp., Software	2.6
Williams Cos., Inc. (The), Oil, Gas, & Consumable Fuels	2.4
Merck & Co., Inc., Pharmaceuticals	2.3

Holdings reflect only long-term investments and are subject to change.

Prudential Jennison Rising Dividend Fund	3

Your Fund’s Performance (continued)

Five Largest Industries expressed as a percentage of net assets as of 7/31/14
Oil, Gas, & Consumable Fuels	12.1%
Banks	8.6
Pharmaceuticals	8.0
Aerospace & Defense	5.6
Software	4.5

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Rising Dividend Fund’s Class A shares rose 3.66% since its inception on March 5, 2014, through July 31, 2014. Over the same period, the S&P 500 Index (the Index) climbed 4.65%. The Lipper Equity Income Funds Average posted 4.40% for the same period.

In the Index, sector results were mixed. Advances were the strongest in telecommunications services and energy, while the consumer discretionary and industrials sectors declined.

Every sector in the Fund gained ground, except for telecommunications services and healthcare. These sectors detracted the most from relative results. On the other hand, the energy sector was the largest source of relative gain as stock selection was beneficial. Security choices as well as an underweight stance contributed to the Fund’s outperformance in consumer discretionary.

What was the market environment?

After a shaky start to 2014, the U.S. economy appeared to resume slow but steady growth in the period. U.S. GDP contracted in early 2014, largely because of severe winter weather, before quickly rebounding. Conditions in Europe appeared to stabilize, but fallout from Ukraine-Russia tensions created new challenges. China’s expansion, which moderated as the country sought a better balance between internal and external growth, maintained levels sufficiently expansionary to give investors conviction that global gross domestic product remained solid.

Which holdings made the largest positive contributions to the Fund’s return?

Apple and Microsoft were key performers in the information technology (IT) sector.

•	See “Comments on Largest Holdings” below for discussion of Apple and Microsoft.

Williams Companies and Targa Resources were key contributors in energy. See “Comments on Largest Holdings” below for a discussion of Williams Companies.

•

Targa Resources shares maintained a steady upward trend through most of the period. Jennison continues to like its fundamentals. It has what the Subadviser regards as one of the best natural gas liquids presence along the Gulf Coast, as well as leading positions in the Permian and Bakken shale fields. Jennison continues to believe the company’s strong backlog of projects ($1.5+ billion of potential opportunities for 2015 and beyond) should support double-digit dividend growth.

Prudential Jennison Rising Dividend Fund	5

Strategy and Performance Overview (continued)

Which holdings detracted most from the Fund’s return?

Notable detractors each came from a different sector and included semiconductor position Xilinx, pharmaceutical stock Bristol-Myers Squibb, financial giant Bank of America, and wireless telecom services provider Vodafone.

•	Earnings for Xilinx fell short of investors’ expectations and it finished the period lower. Jennison likes its leading market share position with its current generation of products.

•

Bank of America posted weaker than expected earnings as mortgage charges continued to cost more than estimated. Shares fell further on the news that the Department of Justice (DOJ) could seek up to $12 billion to settle investigations into handling of bad mortgages. Jennison believes that Bank of America remains attractive relative to peers and that it should be able to leverage expenses to support earnings improvement.

•

Vodafone was hurt by increasing price competition as well as regulatory pressure. In its quarterly earnings report, revenue declined in every major European market, though emerging markets were strong. Jennison still likes Vodafone’s focus on improving network quality for customers in all markets, while generating significant free cash flow to consistently increase its dividend.

•

Bristol-Myers Squibb fell on what the market likely regarded as disappointing initial safety and efficacy data from a phase 2 study of an approved melanoma treatment. Jennison believes the company will continue to benefit from product momentum, new product launches, and strong business development deals.

Were there significant changes to the portfolio?

The Fund maintains an allocation to all major sector groups and currently has more exposure in energy and industrials than the Index. The Fund’s largest sector allocation is in financials. Jennison thinks many of these companies have attractive valuations and limited downside, but recent performance has been held back by lower interest rates and continued regulatory scrutiny. As the U.S. economy continues to gain strength, Jennison expects better share-price performance, and for those companies with the healthiest balance sheets, to return capital to shareholders at a faster pace.

On the other hand, Jennison is underweight in information technology (IT) and consumer discretionary. In IT, Jennison tends to invest more in bellwether companies with established shareholder-friendly policies over those companies that are still growing at a rapid pace and holding on to cash.

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Comments on Largest Holdings

4.1%	Apple, Inc., Technology Hardware, Storage, & Peripherals

Apple designs, manufactures, and markets personal computers (Mac mini, iMac, MacBook, Mac Pro, and MacBook Pro), mobile communication devices (iPhone, iPad), and portable digital music and video players (iPod). It sells various related software, services, peripherals, and networking applications, as well. Apple’s revenue and earnings strength reflects expanding global acceptance of its platform, especially in China, where iPhone sales have surged after becoming available through China’s largest phone service provider. Jennison expects that upcoming product cycles will sustain attractive revenue growth and continue returning capital to shareholders.

2.8%	JPMorgan Chase & Co., Banks

One of the world’s largest financial services firms, JPMorgan Chase is among the U.S.’s top mortgage lenders and credit card issuers and has formidable investment banking and asset management operations. Jennison likes its solid execution and attractive valuation.

2.6%	Microsoft Corp., Software

Jennison believes that Microsoft can evolve into a dominant player in the cloud and enterprise software market, while realizing significant cost efficiencies can also provide a future catalyst. It continues to generate a tremendous amount of free cash flow and has a history of raising its dividend.

2.4%	Williams Cos., Inc. (The), Oil, Gas, & Consumable Fuels

Williams should consolidate its own limited partnership, Williams Partners, with the recently acquired Access Midstream—a move Jennison regards as a positive as it should provide a one-time 25% step-up in dividend and potential for 15% growth for several years. With an attractive footprint in fast-growing shale-fields such as the Marcellus, Utica, Eagle Ford, and Permian Basin, Jennison believes Williams will be a principal beneficiary of rising demand for natural gas and natural gas liquids.

2.3%	Merck & Co., Inc., Pharmaceuticals

Jennison likes Merck’s focus on clinical development of immuno-oncology drugs, as well as recent initiatives to explore strategic options for its animal health and consumer businesses. Furthermore, Jennison also finds Merck’s dividend yield attractive and likes its long history of returning value to its shareholders.

Prudential Jennison Rising Dividend Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 5, 2014, at the Fund’s commencement of operations, and held through the initial fiscal period ended July 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Rising Dividend Fund		Beginning Account Value February 1, 2014	Ending Account Value July 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual**	$1,000.00	$1,036.60	1.24%	$5.15
	Hypothetical	$1,000.00	$1,018.65	1.24%	$6.21

Class C	Actual**	$1,000.00	$1,033.50	1.99%	$8.26
	Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94

Class Z	Actual**	$1,000.00	$1,038.40	0.99%	$4.12
	Hypothetical	$1,000.00	$1,019.89	0.99%	$4.96

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2014, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**“Actual” expenses are calculated using the 149 day period ended July 31, 2014 due to the Fund’s inception date of March 5, 2014.

Prudential Jennison Rising Dividend Fund	9

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the period ended July 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	8.18%	1.24%
C	8.95	1.99
Z	8.04	.99

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of July 31, 2014

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 98.2%

COMMON STOCKS

Aerospace & Defense 5.6%
852	Boeing Co. (The)	$102,649
850	Honeywell International, Inc.	78,055
407	Lockheed Martin Corp.	67,957
664	United Technologies Corp.	69,820

		318,481

Air Freight & Logistics 1.1%
431	FedEx Corp.	63,305

Airlines 1.2%
1,826	Delta Air Lines, Inc.	68,402

Banks 8.6%
7,296	Bank of America Corp.	111,264
519	Citigroup, Inc.	25,384
2,729	JPMorgan Chase & Co.	157,382
850	PNC Financial Services Group, Inc. (The)	70,176
2,471	Wells Fargo & Co.	125,774

		489,980

Beverages 1.0%
644	PepsiCo, Inc.	56,736

Capital Markets 2.9%
186	BlackRock, Inc.	56,680
617	Goldman Sachs Group, Inc. (The)	106,661

		163,341

Chemicals 2.9%
214	Air Products & Chemicals, Inc.	28,237
791	Ecolab, Inc.	85,847
455	Monsanto Co.	51,456

		165,540

Communications Equipment 1.6%
3,612	Cisco Systems, Inc.	91,131

Diversified Telecommunication Services 1.0%
1,196	Verizon Communications, Inc.	60,302

See Notes to Financial Statements.

Prudential Jennison Rising Dividend Fund	11

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Electric Utilities 0.9%
930	Edison International	$50,964

Electrical Equipment 1.2%
1,120	Emerson Electric Co.	71,288

Food & Staples Retailing 3.3%
893	Costco Wholesale Corp.	104,963
1,068	CVS Caremark Corp.	81,553

		186,516

Food Products 2.7%
764	Mead Johnson Nutrition Co.	69,860
2,277	Mondelez International, Inc. (Class A Stock)	81,972

		151,832

Health Care Equipment & Supplies 1.5%
2,045	Abbott Laboratories	86,135

Healthcare Providers & Services 1.1%
800	UnitedHealth Group, Inc.	64,840

Hotels, Restaurants & Leisure 2.2%
950	Las Vegas Sands Corp.	70,158
728	Starbucks Corp.	56,551

		126,709

Household Products 1.0%
715	Procter & Gamble Co. (The)	55,284

Industrial Conglomerates 1.5%
3,330	General Electric Co.	83,750

Insurance 2.5%
1,526	MetLife, Inc.	80,268
704	Travelers Cos., Inc. (The)	63,050

		143,318

IT Services 4.4%
929	Automatic Data Processing, Inc.	75,537
1,129	MasterCard, Inc. (Class A Stock)	83,716
6,947	Xerox Corp.	92,117

		251,370

See Notes to Financial Statements.

12

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Life Sciences Tools & Services 1.8%
841	Thermo Fisher Scientific, Inc.	$102,181

Media 3.1%
2,322	Comcast Corp. (Class A Stock)	124,761
638	Walt Disney Co. (The)	54,791

		179,552

Multi-Utilities 2.6%
1,128	Dominion Resources, Inc.	76,298
715	Sempra Energy	71,293

		147,591

Multiline Retail 0.9%
849	Target Corp.	50,592

Oil, Gas & Consumable Fuels 12.1%
527	Chevron Corp.	68,110
783	ConocoPhillips	64,598
871	EOG Resources, Inc.	95,322
863	Exxon Mobil Corp.	85,385
1,745	ONEOK, Inc.	112,430
821	Phillips 66	66,591
490	Targa Resources Corp.	62,475
2,444	Williams Cos., Inc. (The)	138,404

		693,315

Personal Products 1.0%
747	Estee Lauder Cos., Inc. (The) (Class A Stock)	54,875

Pharmaceuticals 8.0%
1,975	AbbVie, Inc.	103,371
2,308	Bristol-Myers Squibb Co.	116,831
2,282	Merck & Co., Inc.	129,481
285	Perrigo Co. PLC (Ireland)	42,878
2,333	Pfizer, Inc.	66,957

		459,518

Real Estate Investment Trusts (REITs) 1.2%
760	American Tower Corp.	71,736

See Notes to Financial Statements.

Prudential Jennison Rising Dividend Fund	13

Portfolio of Investments

as of July 31, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Road & Rail 3.0%
473	Canadian Pacific Railway Ltd. (Canada)	$89,846
850	Union Pacific Corp.	83,564

		173,410

Semiconductors & Semiconductor Equipment 2.7%
1,322	Analog Devices, Inc.	65,611
1,027	ARM Holdings PLC (United Kingdom), ADR	43,914
1,161	Xilinx, Inc.	47,752

		157,277

Software 4.5%
644	Intuit, Inc.	52,789
3,390	Microsoft Corp.	146,312
1,411	Oracle Corp.	56,990

		256,091

Specialty Retail 2.6%
2,012	GameStop Corp. (Class A Stock)	84,444
796	Home Depot, Inc. (The)	64,356

		148,800

Technology Hardware, Storage & Peripherals 4.1%
2,456	Apple, Inc.	234,720

Textiles, Apparel & Luxury Goods 1.5%
1,127	NIKE, Inc. (Class B Stock)	86,926

Wireless Telecommunication Services 0.9%
1,505	Vodafone Group PLC (United Kingdom), ADR	49,996

	TOTAL LONG-TERM INVESTMENTS (cost $5,463,973)	5,615,804

SHORT-TERM INVESTMENT 3.1%

AFFILIATED MONEY MARKET MUTUAL FUND
176,541	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $176,541)(a)	176,541

	TOTAL INVESTMENTS 101.3% (cost $5,640,514; Note 5)	5,792,345
	Liabilities in excess of other assets (1.3)%	(76,822)

	NET ASSETS 100.0%	$5,715,523

See Notes to Financial Statements.

14

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$318,481	$—	$—
Air Freight & Logistics	63,305	—	—
Airlines	68,402	—	—
Banks	489,980	—	—
Beverages	56,736	—	—
Capital Markets	163,341	—	—
Chemicals	165,540	—	—
Communications Equipment	91,131	—	—
Diversified Telecommunication Services	60,302	—	—
Electric Utilities	50,964	—	—
Electrical Equipment	71,288	—	—
Food & Staples Retailing	186,516	—	—
Food Products	151,832	—	—
Health Care Equipment & Supplies	86,135	—	—
Healthcare Providers & Services	64,840	—	—
Hotels, Restaurants & Leisure	126,709	—	—
Household Products	55,284	—	—
Industrial Conglomerates	83,750	—	—
Insurance	143,318	—	—

See Notes to Financial Statements.

Prudential Jennison Rising Dividend Fund	15

Portfolio of Investments

as of July 31, 2014 continued

	Level 1	Level 2	Level 3
Common Stocks (continued):
IT Services	$251,370	$—	$—
Life Sciences Tools & Services	102,181	—	—
Media	179,552	—	—
Multi-Utilities	147,591	—	—
Multiline Retail	50,592	—	—
Oil, Gas & Consumable Fuels	693,315	—	—
Personal Products	54,875	—	—
Pharmaceuticals	459,518	—	—
Real Estate Investment Trusts (REITs)	71,736	—	—
Road & Rail	173,410	—	—
Semiconductors & Semiconductor Equipment	157,277	—	—
Software	256,091	—	—
Specialty Retail	148,800	—	—
Technology Hardware, Storage & Peripherals	234,720	—	—
Textiles, Apparel & Luxury Goods	86,926	—	—
Wireless Telecommunication Services	49,996	—	—
Affiliated Money Market Mutual Fund	176,541	—	—

Total	$5,792,345	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2014 was as follows (unaudited):

Oil, Gas & Consumable Fuels	12.1%
Banks	8.6
Pharmaceuticals	8.0
Aerospace & Defense	5.6
Software	4.5
IT Services	4.4
Technology Hardware, Storage & Peripherals	4.1
Food & Staples Retailing	3.3
Affiliated Money Market Mutual Fund	3.1
Media	3.1
Road & Rail	3.0
Capital Markets	2.9
Chemicals	2.9
Food Products	2.7
Semiconductors & Semiconductor Equipment	2.7
Multi-Utilities	2.6
Specialty Retail	2.6
Insurance	2.5
Hotels, Restaurants & Leisure	2.2
Life Sciences Tools & Services	1.8
Communications Equipment	1.6%
Health Care Equipment & Supplies	1.5
Industrial Conglomerates	1.5
Textiles, Apparel & Luxury Goods	1.5
Airlines	1.2
Electrical Equipment	1.2
Real Estate Investment Trusts (REITs)	1.2
Air Freight & Logistics	1.1
Healthcare Providers & Services	1.1
Beverages	1.0
Diversified Telecommunication Services	1.0
Household Products	1.0
Personal Products	1.0
Electric Utilities	0.9
Multiline Retail	0.9
Wireless Telecommunication Services	0.9

101.3
Liabilities in excess of other assets	(1.3)

100.0%

See Notes to Financial Statements.

16

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • JULY 31, 2014

Prudential Jennison Rising Dividend Fund

Statement of Assets & Liabilities

as of July 31, 2014

Assets
Investments at value:
Unaffiliated investments (cost $5,463,973)	$5,615,804
Affiliated investments (cost $176,541)	176,541
Receivable for Fund shares sold	27,771
Due from manager	24,541
Receivable for investments sold	12,489
Dividends receivable	8,441

Total assets	5,865,587

Liabilities
Payable for investments purchased	93,112
Accrued expenses and other liabilities	56,390
Payable for Fund shares reacquired	394
Distribution fee payable	89
Affiliated transfer agent fee payable	79

Total liabilities	150,064

Net Assets	$5,715,523

Net assets were comprised of:
Shares of beneficial interest, at par	$552
Paid-in capital in excess of par	5,537,785

5,538,337
Undistributed net investment income	6,115
Accumulated net realized gain on investment transactions	19,240
Net unrealized appreciation on investments	151,831

Net assets, July 31, 2014	$5,715,523

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share ($383,375 ÷ 37,086 shares of beneficial interest issued and outstanding)	$10.34
Maximum sales charge (5.50% of offering price)	.60

Maximum offering price to public	$10.94

Class C
Net asset value, offering price and redemption price per share ($33,032 ÷ 3,197 shares of beneficial interest issued and outstanding)	$10.33

Class Z
Net asset value, offering price and redemption price per share ($5,299,116 ÷ 512,154 shares of beneficial interest issued and outstanding)	$10.35

See Notes to Financial Statements.

Prudential Jennison Rising Dividend Fund	19

Statement of Operations

For the period March 5, 2014* through July 31, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $73)	$45,190
Affiliated dividend income	127

Total income	45,317

Expenses
Management fee	16,899
Distribution fee—Class A	235
Distribution fee—Class C	67
Registration fees	55,000
Custodian’s fees and expenses	27,000
Audit fee	23,000
Reports to shareholders	20,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $100)	8,000
Trustees’ fees	5,000
Miscellaneous	7,211

Total expenses	175,412
Less: Management fee waiver and/or expense reimbursement	(153,523)
Distribution fee—Class A waiver	(39)

Net expenses	21,850

Net investment income	23,467

Realized and Unrealized Gain on Investments
Net realized gain on investment transactions	19,240
Net change in unrealized appreciation (depreciation) on investments	151,831

Net gain on investments	171,071

Net Increase In Net Assets Resulting From Operations	$194,538

*	Commencement of operations.

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

March 5, 2014* Through July 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$23,467
Net realized gain on investment transactions	19,240
Net change in unrealized appreciation (depreciation) on investments	151,831

Net increase in net assets resulting from operations	194,538

Dividends from net investment income (Note 1)
Class A	(603)
Class C	(9)
Class Z	(17,322)

(17,934)

Fund share transactions (Note 6)
Net proceeds from shares sold	5,524,594
Net asset value of shares issued in reinvestment of dividends	17,934
Cost of shares reacquired	(3,609)

Net increase in net assets from Fund share transactions	5,538,919

Total increase	5,715,523

Net Assets:
Beginning of period	—

End of period(a)	$5,715,523

(a) Includes undistributed net investment income of:	$6,115

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Jennison Rising Dividend Fund	21

Notes to Financial Statements

Prudential Investment Portfolios 5 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”), which was established as a Delaware business trust on July 8, 1999. The Trust consists of three separate funds: Prudential Jennison Conservative Growth Fund, Prudential Jennison Rising Dividend Fund and Prudential Small-Cap Value Fund. These financial statements relate to Prudential Jennison Rising Dividend Fund (the “Fund”). The Fund commenced operations on March 5, 2014. The financial statements of the other funds are not presented herein.

The Fund’s investment objectives are capital appreciation and income.

1. Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Fund in the preparation of the financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading

22

on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Jennison Rising Dividend Fund	23

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

24

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the

Prudential Jennison Rising Dividend Fund	25

Notes to Financial Statements

continued

securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management, that may differ from actual.

The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions are disclosed by the REITs.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends, if any, from net investment income are declared and paid at least quarterly. These dividends and

26

distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America.

Net realized gains from investment transactions, if any, are distributed at least annually. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services for the Fund and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .775% of the Fund’s average daily net assets. The management fee amount waived exceeded the management fee for the period ended July 31, 2014.

PI has contractually agreed through November 30, 2015 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary

Prudential Jennison Rising Dividend Fund	27

Notes to Financial Statements

continued

expenses and certain other expenses such as taxes, interest and brokerage commissions) to 0.99% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to Class A and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS contractually agreed through November 30, 2015 to reduce its distribution and service (12b-1) fees for Class A shares to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received $6,902 in front-end sales charges resulting from sales of Class A shares during the period ended July 31, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the period ended July 31, 2014 they did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the

28

1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

4. Portfolio Securities

Purchases and sales of securities, other than short-term investments, for the period ended July 31, 2014, were $5,909,573 and $464,840, respectively.

5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and paid-in capital in excess of par. For the period ended July 31, 2014, the adjustments were to increase undistributed net investment income and decrease paid-in capital in excess of par by $582 due to differences in the treatment for book and tax purposes of non-deductible stock issuance costs. Net realized gain on investments, net investment income and net assets were not affected by this change.

For the period ended July 31, 2014, the tax character of dividends paid by the Fund was $17,934 of ordinary income.

As of July 31, 2014, the accumulated undistributed earnings on a tax basis was $26,878 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$5,642,037	$269,300	$(118,992)	$150,308

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

Management has analyzed the Fund’s tax positions and concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period.

Prudential Jennison Rising Dividend Fund	29

Notes to Financial Statements

continued

6. Capital

The Fund offers Class A, Class C, and Class Z shares. Class A shares are sold with a maximum front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $ 1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a CDSC of 1% during the first 12 months. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

At July 31, 2014, PI owned 1,003, 1,000 and 502,622 Class A, C and Z shares of the Fund, respectively.

Transactions in shares of beneficial interest during the period ended July 31, 2014 were as follows:

Class A	Shares	Amount
Period* ended July 31, 2014:
Shares sold	37,087	$378,894
Shares issued in reinvestment of dividends and distributions	57	603
Shares reacquired	(58)	(577)

Net increase (decrease) in shares outstanding	37,086	$378,920

Class C
Period* ended July 31, 2014:
Shares sold	3,482	$35,700
Shares issued in reinvestment of dividends and distributions	1	9
Shares reacquired	(286)	(3,032)

Net increase (decrease) in shares outstanding	3,197	$32,677

30

Class Z	Shares	Amount
Period* ended July 31, 2014:
Shares sold	510,503	$5,110,000
Shares issued in reinvestment of dividends and distributions	1,651	17,322

Net increase (decrease) in shares outstanding	512,154	$5,127,322

*	Commenced operations March 05, 2014.

Prudential Jennison Rising Dividend Fund	31

Financial Highlights

Class A Shares
	March 05, 2014(b) through July 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income	.04
Net realized and unrealized gain on investments	.33
Total from investment operations	.37
Less Dividends and Distributions:
Dividends from net investment income	(.03)
Net Asset Value, end of period	$10.34
Total Return(a):	3.66%

Ratios/Supplemental Data:
Net assets, end of period (000)	$383
Average net assets (000)	$192
Ratios to average net assets(d):
Expenses After Waivers and/or Expense Reimbursement	1.24%	(e)
Expenses Before Waivers and/or Expense Reimbursement	8.18%	(e)
Net investment income	.85%	(e)
Portfolio turnover rate	9%	(f)

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

32

Class C Shares
	March 05, 2014(b) through July 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income	-	(g)
Net realized and unrealized gain on investments	.33
Total from investment operations	.33
Less Dividends and Distributions:
Dividends from net investment income	-	(g)
Net Asset Value, end of period	$10.33
Total Return(a):	3.35%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33
Average net assets (000)	$16
Ratios to average net assets(d):
Expenses After Waivers and/or Expense Reimbursement	1.99%	(e)
Expenses Before Waivers and/or Expense Reimbursement	8.95%	(e)
Net investment income	.08%	(e)
Portfolio turnover rate	9%	(f)

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) Less than $.005.

See Notes to Financial Statements.

Prudential Jennison Rising Dividend Fund	33

Financial Highlights

continued

Class Z Shares
	March 05, 2014(b) through July 31, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income	.05
Net realized and unrealized gain on investments	.33
Total from investment operations	.38
Less Dividends and Distributions:
Dividends from net investment income	(.03)
Net Asset Value, end of period	$10.35
Total Return(a):	3.84%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,299
Average net assets (000)	$5,133
Ratios to average net assets(d):
Expenses After Waivers and/or Expense Reimbursement	.99%	(e)
Expenses Before Waivers and/or Expense Reimbursement	8.04%	(e)
Net investment income	1.09%	(e)
Portfolio turnover rate	9%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculated based on the average shares outstanding during the period.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

34

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolio 5 - Prudential Jennison Rising Dividend Fund:

We have audited the accompanying statement of assets and liabilities of the Prudential Jennison Rising Dividend Fund, a series of Prudential Investment Portfolio 5 (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2014, the related statement of operations, changes in net assets, and the financial highlights for the period from March 5, 2014 (commencement of operations) to July 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 5, 2014 (commencement of operations) through July 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 17, 2014

Prudential Jennison Rising Dividend Fund	35

Tax Information

(Unaudited)

For the period ended July 31, 2014, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Rising Dividend Fund	95.77%	90.59%

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2014.

36

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Ellen S. Alberding (56) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (62) Board Member Portfolios Overseen: 67	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).

Linda W. Bynoe (62) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Rising Dividend Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Keith F. Hartstein (57) Board Member Portfolios Overseen: 67	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 67	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 67	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (72) Board Member Portfolios Overseen: 67	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

James E. Quinn (62) Board Member Portfolios Overseen: 67	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Robin B. Smith (74) Board Member Portfolios Overseen: 67	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 67	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Stuart S. Parker (51) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.

Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison Rising Dividend Fund

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1999; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, U.S. Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, U.S. Securities & Exchange Commission.	Since 2014

Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012

Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011

M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006

Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Prudential Jennison Rising Dividend Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014

Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

¡	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
¡	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
¡

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

¡

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

¡

Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940, as amended (the 1940 Act), the Board of Trustees (the Board) of Prudential Investment Portfolios 5 considered the proposed management agreement with Prudential Investments LLC (the Manager) and the proposed subadvisory agreement with Jennison Associates LLC (the Subadviser), with respect to the Fund prior to the Fund’s commencement of operations. The Board, including a majority of the Independent Trustees, met on December 3-5, 2013 and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance and the Subadviser’s qualifications and track record in serving other affiliated mutual funds; the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements; and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the meeting on December 3-5, 2013. The Board also considered information provided by the Manager with respect to other funds managed by the Manager and the Subadviser, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s Subadviser pursuant to the terms of a subadvisory agreement, were in the best interests of the Fund in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

Prudential Jennison Rising Dividend Fund

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 5-7, 2013 meetings in connection with the renewal of the management agreements between the Manager and the other Prudential Retail Funds, and that it received a representation that there were no material changes to such information. The Board also noted that it received and considered information at other regular meetings throughout the year regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of all the officers and non-independent Trustees of the Fund. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other Prudential Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the June 5-7, 2013 meetings in connection with the renewal of the subadvisory agreements between the Manager and the Subadviser with respect to other Prudential Retail Funds, and that it received a representation that there were no material changes to such information. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance

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reports from the Fund’s Chief Compliance Officer as to the Subadviser. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other Prudential Retail Funds served by the Subadviser and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the Subadviser is affiliated with the Manager.

Performance

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, no investment performance for the Fund existed for Board review. Nevertheless, as noted above, the Board did consider the background and professional experience of the proposed portfolio management team for the Fund. The Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees of 0.775% of the Fund’s average daily net assets to be paid by the Fund to the Manager and the proposed subadvisory fees at the annual rate of 0.39% of the Fund’s average daily net assets to be paid by the Manager to the Subadviser.

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses for Class A shares to the Lipper 15(c) Peer Group. The Board noted that the Fund’s contractual management fee was in the third quartile of the Lipper Peer Group (first quartile being the lowest fee). The Board further noted that the anticipated net total expenses for Class A shares were in the second quartile of the Lipper Peer Group (first quartile being the lowest expenses).

The Board noted that the Fund’s contractual management fee of 0.775% exceeded the median fee of the Peer Group by 2.5 basis points and that the Fund’s actual management fee is expected to be 0.1%, due to waivers and reimbursements required to support the net total expense limitation, given that the Fund’s initial assets will be low. The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Prudential Jennison Rising Dividend Fund

Approval of Advisory Agreements (continued)

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with the annual renewal of the advisory and subadvisory agreements.

Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with the annual renewal of the advisory and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Prudential Retail Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interests of the Fund.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Rising Dividend Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON RISING DIVIDEND FUND

SHARE CLASS	A	C	Z
NASDAQ	PJDAX	PJDCX	PJDZX
CUSIP	74440V823	74440V815	74440V799

MF220E    0266851-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment

Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2014 and July 31, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $74,715 and $51,250, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 5

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 18, 2014

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	September 18, 2014